Exhibit 10.8


                        DEED OF TRUST TO PUBLIC TRUSTEE,
                     SECURITY AGREEMENT, FIXTURE FILING AND
                           ASSIGNMENT OF RENTS, LEASES
                             AND LEASEHOLD INTERESTS
                            (GILPIN COUNTY, COLORADO)


                                    TRUSTOR:
                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.


                                    TRUSTEE:
                PUBLIC TRUSTEE OF THE COUNTY OF GILPIN, COLORADO


                                  BENEFICIARY:
                           SUN TRUST BANK, AS TRUSTEE


                                PROPERTY ADDRESS:
                         RICHMAN STREET and HIGHWAY 119
                              BLACK HAWK, COLORADO


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------
ARTICLE 1.
     GRANT OF DEED OF TRUST....................................................2
     1.1   Grant of Deed of Trust..............................................2
           ----------------------
     1.2   Status of Title; Defense of Actions and Costs.......................7
           ---------------------------------------------
     1.3   Obligations Secured.................................................8
           -------------------
     1.4   After-Acquired Property.............................................9
           -----------------------
     1.5   Security Agreement; Fixture Filing..................................9
           ----------------------------------
ARTICLE 2.
     COVENANTS CONCERNING THE TRUST PROPERTY..................................10
     2.1   Taxes and Governmental Impositions.................................10
           ----------------------------------
     2.2   Mechanic's and Other Liens; Subrogation............................12
           ---------------------------------------
     2.3   Utilities..........................................................12
           ---------
     2.4   Insurance..........................................................13
           ---------
     2.5   Condemnation.......................................................13
           ------------
     2.6   Restoration........................................................13
           -----------
     2.7   Care of the Trust Property.........................................13
           --------------------------
     2.8   Future Tenant Leases...............................................14
           --------------------
     2.9   Further Encumbrance................................................15
           -------------------
     2.10  Partial Releases of Trust Property.................................16
           ----------------------------------
ARTICLE 3.
     ASSIGNMENT OF LEASES AND RENTS...........................................17
     3.1   Assignment of Leases and Rent......................................17
           -----------------------------
     3.2   Trustor's Limited License..........................................17
           -------------------------
     3.3   Limitation.........................................................17
           ----------
     3.4   Performance by Trustor.............................................17
           ----------------------
     3.5   No Merger of Leases................................................18
           -------------------
     3.6   Remedies ..........................................................18
           --------
     3.7   Application of Income..............................................19
           ---------------------
     3.8   Term     20
           ----
     3.9   Actions of Trustee.................................................20
           ------------------

ARTICLE 4.
     DEFAULTS AND REMEDIES....................................................20
     4.1   Events of Default..................................................20
           -----------------
     4.2   Performance of Defaulted Acts......................................20
           -----------------------------
     4.3   Remedies ..........................................................20
           --------
     4.4   Foreclosure........................................................22
           -----------
     4.5   Rescission of Notice of Default....................................23
           -------------------------------
     4.6   Appointment of Receiver............................................23
           -----------------------
     4.7   Remedies Not Exclusive; Waiver.....................................23
           ------------------------------
     4.8   Casino   ..........................................................24
           ------
                                      -ii-
--------------------------------------------------------------------------------

     4.9   Multiple Collateral................................................24
           -------------------
     4.10  Extensions and Partial Payments....................................25
           -------------------------------
     4.11  Protective Advances................................................25
          --------------------
     4.12  Environmental Matters..............................................27
           ---------------------
     4.13  Appointment as Attorney-in-Fact....................................27
           -------------------------------

ARTICLE 5.
     GENERAL PROVISIONS.......................................................27
     5.1   Extension; Release.................................................27
           ------------------
     5.2   Trustor  ..........................................................27
           -------
     5.3   Additional Documents...............................................28
           --------------------
     5.4   Statute of Limitations.............................................28
           ----------------------
     5.5   Severability.......................................................28
           ------------
     5.6   Interaction with Indenture.........................................28
           --------------------------
     5.7   Other Collateral...................................................29
           ----------------
     5.8   Notices  ..........................................................29
           -------
     5.9   No Waiver of Remedies..............................................29
           ---------------------
     5.10  Trustee's Powers...................................................29
           ----------------
     5.11  Beneficiary's Powers...............................................29
           --------------------
     5.12  Additional Security................................................30
           -------------------
     5.13  Captions ..........................................................30
           --------
     5.14  Trust Irrevocable; No Offset.......................................30
           ----------------------------
     5.15  Corrections........................................................30
           -----------
     5.16  Attorneys' Fees....................................................30
           ---------------
     5.17  Acceptance by Trustee..............................................30
           ---------------------
     5.18  Authorization to Rely..............................................30
           ---------------------
     5.19  GOVERNING LAW......................................................30
           -------------
     5.20  Time of Essence....................................................31
           ---------------
     5.21  Future Advances....................................................31
           ---------------
     5.22  Actions by Beneficiary to Preserve.................................31
           ----------------------------------
     5.23  Reimbursement......................................................31
           -------------
     5.24  Usury Savings Clause...............................................31
           --------------------
     5.25  Jurisdiction and Venue.............................................32
           ----------------------
     5.26  Waiver of Jury Trial...............................................32
           --------------------
     5.27  Waiver of Homestead and Other Exemptions...........................32
           ----------------------------------------
     5.28  Construction Deed of Trust.........................................32
           --------------------------
     5.29  Gaming Laws........................................................32
           -----------
     5.30  Entire Agreement; Amendments.......................................32
           ----------------------------

--------------------------------------------------------------------------------

                        DEED OF TRUST TO PUBLIC TRUSTEE,
                     SECURITY AGREEMENT, FIXTURE FILING AND
               ASSIGNMENT OF RENTS, LEASES AND LEASEHOLD INTERESTS
                            (GILPIN COUNTY, COLORADO)
                            -------------------------


     THIS DEED OF TRUST TO PUBLIC TRUSTEE, SECURITY AGREEMENT, FIXTURE FILING AND ASSIGNMENT OF RENTS, LEASES AND LEASEHOLD INTERESTS (as the same may be amended, supplemented or otherwise modified from time to time, this "Deed of Trust") is made and entered into as of March 14, 2000, by WINDSOR WOODMONT BLACKHAWK RESORT CORP., a Colorado corporation (the "Company"), whose address is 4144 North Central Expressway, Suite 1200, Dallas, Texas 75204 and whose federal taxation identification number is 75-2740870 ("Trustor"), to the PUBLIC TRUSTEE OF THE COUNTY OF GILPIN, COLORADO ("Trustee"), for the benefit of SUN TRUST BANK, a Georgia banking corporation, as trustee, under the Indenture (as defined herein) having an office at 2231 Valdina Street, Dallas, Texas 75207, in its capacity as trustee under the Indenture referred to below (together with its successors and assigns, "Beneficiary") for its benefit and the benefit of the Holders.

                                    RECITALS

     A. Trustor and Beneficiary are the parties to that certain Indenture dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which Trustor (i) is issuing its 13% Series A first Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series A Notes", and (ii) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes", and together with the Series A Notes, the "Original Notes"), in the original aggregate principal amount of $100,000,000 and pursuant to which Trustor may issues additional notes up to an aggregate principal amount of $35,000,000 in the same series as the Original Notes (such notes, together with any notes issued in replacement thereof or exchange therefor, the "Additional Notes", and together with the Original Notes, the "Notes"; the Notes, the Indenture, the Collateral Documents and all other documents, agreements and instruments (in each case, as amended, supplemented or otherwise modified from time to time) now or hereafter executed and delivered in connection with the Indenture and the transactions described therein are collectively hereinafter referred to as the "Transaction Documents"). All initial capitalized terms used, but not defined, herein shall have the meaning set forth in Annex A.



--------------------------------------------------------------------------------

     B. The Indenture requires that the obligations of Trustor under the Notes, the Indenture and the other Transaction Documents be secured by liens and security interests covering certain property of Trustor. In connection therewith, Trustor is executing and delivering this Deed of Trust in accordance with the Indenture.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Trustor agrees as follows:

                                   ARTICLE 1.
                             GRANT OF DEED OF TRUST

     1.1 Grant of Deed of Trust. Trustor does hereby irrevocably grant, assign, bargain, convey, transfer, warrant and set over unto Trustee, IN TRUST, WITH POWER OF SALE, under and subject to the terms and conditions hereof, for the benefit and security of Beneficiary and for the ratable benefit and security of the Holders, all of Trustor's right, title and interest in and to all of the following property, to the extent assignable under applicable law, whether now owned or hereafter acquired (collectively, the "Trust Property"):

         (a) the real property described in Exhibit A attached hereto and by this reference incorporated herein, including without limitation all air rights with respect thereto (the "Land");

         (b) any and all buildings, constructions, facilities and fixtures, pipelines and all other improvements now on, or hereafter located or constructed on or in, the Land or any portion thereof (collectively, the "Improvements"), and all fixtures, construction materials, goods (including without limitation consumer goods, equipment and inventory) and other articles of real and personal property which are now or hereafter affixed to, placed upon or used in connection with the Trust Property;

         (c) any and all tenements and hereditaments of whatever kind or description and wherever situated and all of Trustor's right, title and interest in and to any land lying within the right of way of any street, open or proposed, adjoining the Land, any and all sidewalks, and any land lying between the boundaries of the Land and the center line of any adjacent street, road, avenue or alley, whether existing, vacated or proposed;

         (d) any and all furniture, fittings and fixtures (whether actually or constructively attached, and including all trade fixtures), equipment, machinery (including without limitation any and all equipment, machinery and apparatus used for or in connection with maintaining and operating gaming facilities, gaming devices including slot machines, poker tables and blackjack tables, lodging, restaurants, bars or entertainment facilities), appliances, construction materials, personal property, supplies, tools, paintings, sculptures, murals, art work, books, now or hereafter or from time to time situated on, in or under the Land and/or any the Improvements or used or usable in connection with any present or future use of the Land, whether or not affixed to the realty, including, but not limited to, power, lighting, heating, electrical, ventilating, air conditioning, gas, electricity, water sprinkling and sprinkler protection, mechanical and plumbing materials, waste removal, refrigeration, ventilation, freezing, laundry, incinerating and power equipment;

--------------------------------------------------------------------------------
fixtures and supplies; fences and fencing; water and power systems; irrigation systems and equipment; plumbing, lifting, cleaning, fire prevention, fire extinguishing, ventilating, cooling and communication apparatus and equipment; engines; boilers; furnaces; elevators; escalators; pipes; pumps; tanks; switchboards; ducts; conduits; conveyor belts; motors; refrigeration facilities plants; vacuum cleaning systems; awnings; shrubbery, trees, vines and other plants of every kind and nature; ranges; furnaces; ovens; burners; refrigerators; cabinets; dishwashers; disposals; shades; awnings; blinds; drapes; attached floor coverings, including carpeting; screens, storm doors and windows; rugs and carpets; draperies; beds, bureaus, chests, desks, lamps, bookcases, tables, chairs and couches; radios and television sets; china, glassware, silverware, tableware, linens, towels, bedding and blankets; kitchen equipment and utensils; bars and bar fixtures; uniforms; safes, vaults, cash registers, accounting and duplicating machines; statuary, hangings, mirrors, decorations, pictures and ornaments;

         (e) any and all contract rights of whatever nature, whenever acquired, relating to the Trust Property described in this Section 1.1, including without limitation architectural and engineering plans, plans and specifications, drawings, tests, reports or studies relating to the construction and the Improvements on or to the Land, contracts for goods or services and management contracts, all warranties and guaranties under such contracts and all rights under architects' contracts, construction contracts, supply contracts, completion bonds, performance bonds and payment bonds, all accounts, general intangibles, documents, instruments and chattel paper arising from or in connection with such Trust Property, including all books and records in connection therewith, all rights, claims, suits or demands that Trustor now has or may hereafter acquire with respect to any damage to the Trust Property;

         (f) any and all rights of Trustor under any leases or other agreements entered into by Trustor (as a "landlord," "sublandlord," "lessor," "sublessor" or similar capacity) now in existence or hereafter arising and providing for the use and occupancy of all or any portion of the Trust Property (each, as amended, supplemented or otherwise modified from time to time, a "Tenant Lease" and, collectively, the "Tenant Leases");

         (g) any and all additions, betterments and improvements hereafter acquired or constructed upon or in connection with any other property, real or personal, now or at any time hereafter subject to the lien of this Deed of Trust;

         (h) any and all easements, rights of way, servitudes, surface rights, interests in land, permits, licenses, grants affecting land, and all amendments thereof, relating or appurtenant to the Land and/or any of the Improvements, fixtures, personal property, easements, rights, interests and/or other items described in this Section 1.1, now or hereafter belonging or pertaining to the Land, including without limitation all franchises, privileges, reservations, allowances, immunities, powers, rights, ordinances, permits, licenses, grants, leases, consents, possessory and prescriptive rights of Trustor in, on, over, under, across and through lands, roads, highways, railroads, canals, channels, waterways, ditches, bridges or structures, or elsewhere, together with Trustor's interest (now owned or hereafter acquired) in all fixtures, the Improvements and personal property now or hereafter from time to time situated on, in, over, under, across or through, attached to or used in connection with such Trust Property and all rights and appurtenances incident thereto;

--------------------------------------------------------------------------------

         (i) any and all rights, powers, franchises, privileges, immunities, permits and licenses now or hereafter owned or possessed by Trustor that now or at any time hereafter may be necessary or useful for, or appurtenant to, the use, operation, management, maintenance, renewal, alteration or improvement of any of the other Trust Property;

         (j) any and all income, rents, receipts, security or similar deposits, revenues, issues, royalties, profits, earnings, products and proceeds from any and all of the Land or any buildings or other the Improvements, now owned or hereafter acquired (collectively, the "Rents, Issues and Profits"), together with the right to collect and apply the same to any indebtedness secured hereunder, subject, however, to the right hereafter given to Trustor to collect the Rents, Issues and Profits as long as Trustor is not in default hereunder;

         (k) any and all rights and estates in reversion or remainder;

         (l) any and all oil and gas or other mineral rights in or pertaining to the Land and all royalty, leasehold and other rights of Trustor pertaining thereto, now owned or hereafter acquired;

         (m) any and all monies in the possession of Beneficiary or any Holder (including without limitation retainages and deposits for taxes and insurance), and all refundable utility, tenant, escrow and governmental fees and deposits, and all refundable fees and deposits of every other nature, now owned or hereafter acquired;

         (n) any and all rights to obtain water, sewer and other services from municipalities and service districts;

         (o) any and all water and water rights, ditches and ditch rights, reservoirs and storage rights, wells and well rights, springs and spring rights, groundwater rights (whether tributary, nontributary or not-nontributary), water contracts, water allotments, water taps, shares in ditch or reservoir companies, and all other rights of any kind or nature in or to the use of water, which are appurtenant to, historically used on or in connection with, or located on or under the Land, including without limitation shares of stock evidencing the foregoing and all deposits made with or other security given to utility companies by Trustor with respect to the Land or any buildings or other the Improvements, together with any and all easements, rights of way, fixtures, personal property, contract rights, permits or decrees associated with or used in connection with any such rights;

         (p) any and all shrubbery, trees, vines, flowers, plants and landscaping features of every kind and nature and all crops of every type and nature, annual and perennial, now or hereafter located on, under or above the Land, all harvested crops wherever stored and any document of title or other document representing a storage obligation, including, but not limited to, warehouse receipts, negotiable or nonnegotiable, which may be received for crops in which Trustor has any right, title or interest wherever stored;

         (q) any and all claims or demands relating to insurance which Trustor now has or may hereafter acquire with respect to any Trust Property, including without limitation all advance payments of insurance premiums made by Trustor with respect thereto;

--------------------------------------------------------------------------------

         (r) any and all awards and payments, including without limitation interest payments, resulting from the exercise of any right of condemnation or eminent domain or from any other public or private taking of, injury to or decrease in the value of, any of the Land or the Improvements, or any agreement or conveyance in lieu of any such action;

         (s) any and all goods, inventory, equipment, building and other materials, supplies, and other tangible personal property of every nature now owned or hereafter acquired by Trustor and used or intended for use in the construction, development, or operation of the Land or any the Improvements (including without limitation all opened and unopened food and liquor supplies);

         (t) any and all of the records and books, computer programs, tapes, discs, software and other like records and information now or hereafter maintained by or on behalf of Trustor in connection with the use of the Land, the Improvements, the Tenant Leases and Rents, Issues and Profits;

         (u) any and all franchise, operating and management agreements, liquor and gaming licenses (in each case, to the full extent legally assignable), restaurant, occupancy, hotel, motel and other licenses, permits and authorizations relating to the operation of the Improvements;

         (v) any and all deposit accounts and other bank or similar accounts of Trustor (together with all amounts in any such accounts), monies, accounts, accounts receivable, contract rights and general intangibles (whether now owned or existing or hereafter created or acquired, and including proceeds thereof) relating in any way to, or arising in any manner from, Trustor's ownership, use, operation, leasing, or sale of all or any part of the property, rights and interests described in this Section 1.1 (including without limitation all monies, rents, receipts, proceeds and compensation of every kind whatsoever received by or on behalf of Trustor and produced from (i) the use or occupancy of all or any part of the Improvements by the public or others, for lodging, dwelling, office or residential purposes, (ii) gains arising from the sale or other disposition of capital assets, including furniture, fixtures and equipment, (iii) compensation awards, or proceeds in lieu thereof, (iv) all food and beverage sales, (v) garage and parking rentals, (vi) meeting space rental,
(vii) telephone, telecopy and telex income, (viii) income from vending machines and newsstands, (ix) recreational fees, (x) hotel rentals; and (xi) entertainment revenues;

         (w) any and all other real property acquired by Trustor after the date hereof whether or not it is adjacent or contiguous to the Land, and is acquired by Trustor as a continuation, completion, correction or supplement to the Land;

         (x) any and all other rights and interests of every name and nature in all property, whether real, personal or mixed, tangible or intangible, now or hereafter owned or leased by Trustor, forming a part of or used in connection with or relating to the Land and the construction, operation and convenience of the Improvements (including without limitation any excavation permits and other permits issued by governmental authorities);

         (y) subject to the provisions and limitations contained in the Indenture, any and all proceeds of any sales or other dispositions of the property or rights described in the foregoing clauses to this Section 1.1 or any

--------------------------------------------------------------------------------
part thereof, whether voluntary or involuntary; provided, however, that the foregoing shall not be deemed to permit such sales, transfers or other dispositions except as specifically permitted herein;

         (z) to the extent permitted by applicable law, any and all of Trustor's right, title, and interest in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including without limitation options, option rights and contract rights) now or hereafter obtained by Trustor from any governmental authority having or claiming jurisdiction over the Land, the FF&E, the Project or any other element of the Trust Property or providing access thereto, or the operation of any business on, at, or from the Land, other than any Gaming Licenses (except for any registrations, licenses, findings of suitability or approvals issued by the Gaming Authority or any other gaming licenses which are non-assignable) and the Liquor License; provided that, upon an Event of Default hereunder or under (and as defined in) the Indenture, if Beneficiary is not qualified under the Gaming Laws (as defined below) to hold such Gaming Licenses, then Beneficiary shall designate an appropriately qualified third party to which an assignment of such Gaming Licenses can be made in compliance with the Gaming Laws;

         (aa) any and all monies and other property, real or personal, which may from time to time be subjected to the lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Beneficiary pursuant to this Deed of Trust or any Collateral Document, including without limitation any protective advances under this Deed of Trust;

         (bb) any and all of Trustor's rights further to assign, sell, lease, encumber or otherwise transfer or dispose of the property described in the foregoing clauses of this Section 1.1, for debt or otherwise, or to evidence or secure a Permitted Lien or Permitted Disposition;

         (cc) any and all after-acquired property in the same categories as any of the foregoing clauses of this Section 1.1, and all additions and/or accessions to, and all renewals, substitutions and replacements of, any of the foregoing, and all other things of whatsoever kind and in any way or at any time belonging or appurtenant to, or used in connection with, any of the Trust Property described in this Section 1.1; and

         (dd) to the extent not otherwise included in the foregoing, any and all proceeds and products of any and all of the foregoing and, to the extent permitted by applicable law, proceeds of any and all Gaming and Liquor Licenses even if such Gaming and Liquor Licenses are not subject to the liens granted hereunder and all collateral security and guarantees given by any person with respect to any of the foregoing, and in any event including without limitation any and all (i) proceeds of any insurance, indemnity, warranty or guarantee payable to Beneficiary or to Trustor from time to time with respect to any of the Trust Property, (ii) payments (in any form whatsoever) made or due and payable to Trustor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trust Property by any governmental authority (or any person acting under color of a governmental authority), (iii) products of the Trust Property, (iv) other amounts from time to time paid or payable under or in connection with any of the Trust Property, and (v) subject to the provisions and limitations contained in

--------------------------------------------------------------------------------
the Indenture, whatever is now or hereafter receivable or received by Trustor upon the sale, exchange, collection or other disposition of any item of Trust Property, whether voluntary or involuntary, including without limitation the proceeds of a Permitted Disposition.

     Notwithstanding the foregoing, the Trust Property shall not include any of the following assets (the "Excluded Assets"): (A) Gaming Licenses, (B) Liquor Licenses, (C) all gaming devices, other licenses or permits and any interest in such gaming devices, licenses or permits to the extent (but only to the extent) that the Gaming Laws or Liquor Laws, as applicable, prohibit, as of the date hereof, the Debtor from granting a security interest therein without the approval of the relevant Gaming Authority or Liquor License Authority (but only to the extent such approval has not been obtained), (D) FF&E to the extent that
(1) the purchase or lease of such FF&E is not financed with the proceeds of the Notes but with the proceeds of an FF&E Financing and (2) the Debtor is permitted to enter into such FF&E Financing for such FF&E under the Indenture and (E) the Hyatt Intellectual Property, the Protected Marks and the Protected Name; provided, however, that (x) any such Excluded Asset now owned or hereafter acquired by the Debtor shall automatically become part of the Collateral when and to the extent it may subsequently be made subject to such a lien and/or such approval of the Gaming Authority or Liquor License Authority, as applicable, is obtained and/or such FF&E Financing has been repaid, satisfied or terminated and
(y) all proceeds of any Excluded Assets shall be subject to the continuing security interest granted hereunder to the full extent permitted under applicable Gaming Laws or Liquor Laws or the terms of the FF&E Financing; further provided, however, that the security interest granted herein in the Hyatt Gaming Accounts shall be subordinated to the lien of Hyatt Gaming in such accounts to the extent, but only to the extent, set forth in the Intercreditor Agreement.

     TO HAVE AND TO HOLD the Trust Property unto Trustee, its successors and assigns forever, FOR THE PURPOSE OF SECURING, in such order of priority as Trustee and Beneficiary may elect, the indebtedness and obligations described in
Section 1.3 hereof.

     Trustor, for itself and its successors and assigns, covenants and agrees to and with Beneficiary that, at the time or times of the execution of and delivery of these presents or any instrument of further assurance with respect thereto, Trustor has good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell its interests in the Trust Property in the manner and form as aforesaid, and that the Trust Property is free and clear of all Liens and encumbrances whatsoever, except the Permitted Liens, and Trustor shall warrant and forever defend the Trust Property in the quiet and peaceable possession of Beneficiary and its successors and assigns against all and every Person or Persons lawfully or otherwise claiming or to claim the whole or any part thereof, except for the Permitted Liens. Trustor agrees that any greater title to the Trust Property hereafter acquired by Trustor during the term hereof shall be automatically subject hereto.

     1.2 Status of Title; Defense of Actions and Costs. Trustor has the right to mortgage and convey the Trust Property to Trustee and Beneficiary and will warrant and defend the same to Trustee and Beneficiary and their respective successors and assigns against the lawful claims and demands of every Person or whomsoever claiming or to claim the same. Trustor agrees to protect, preserve and defend Trustee's and Beneficiary's interests in the Trust Property and title thereto; to appear and defend this Deed of Trust in any action or proceeding affecting or purporting to affect the Trust Property, the Lien or security interest of this Deed of Trust thereon, or any of the rights of Trustee or Beneficiary hereunder, and to pay all reasonable costs and expenses incurred by

--------------------------------------------------------------------------------

Trustee or Beneficiary in or in connection with any such action or proceeding, including reasonable attorneys' fees, whether or not any such action or proceeding progresses to judgment and whether or not brought by or against Trustee or Beneficiary. Trustee and Beneficiary shall be reimbursed for any such reasonable costs and expenses in accordance with the provisions of this Deed of Trust and the other Transaction Documents. Trustee or Beneficiary may, but shall not be under any obligation to, appear or intervene in any such action or proceeding, retain counsel therein, defend the same or otherwise take such action therein as it be advised and may settle or compromise the same. In connection therewith Beneficiary or Trustee, as the case may be, in that behalf and for any of such purposes, but without obligation, may expend and advance such sums of money as it reasonably may deem necessary, and shall be reimbursed therefor in accordance with the provisions of this Deed of Trust and the other Transaction Documents.

     1.3 Obligations Secured. This Deed of Trust is given for the purpose of securing the payment and performance in full when due (whether at stated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all obligations of every type and nature of Trustor to Trustee, any other trustee under any other Deed of Trust, Beneficiary or any Holder (including without limitation any and all amounts which may at any time be or become due and payable and any and all interest accruing after the maturity of the Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Trustor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and interest, to the extent permitted by law, on the unpaid interest), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, the Notes, this Deed of Trust, the other Collateral Documents, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, premium, interest, fees, Liquidated Damages, indemnities, costs, expenses or otherwise (including without limitation all fees and disbursements of counsel to Trustee or to the Holders that are required to be paid by Trustor pursuant to the terms of the Indenture, the Notes, this Deed of Trust, any other Collateral Document, or any other document entered into by Trustor, or either of them, in connection with any of the foregoing) (the foregoing, collectively, the "Obligations"). Notwithstanding the scope of such definition, for purposes of any provision of Title 38 of the Colorado Revised Statutes, the only "original evidence of debt" secured by this Deed of Trust is the single counterpart of the Indenture which bears a legend in the following form:

         The counterpart of the Indenture on which this legend appears is, for purposes of Title 38 of the Colorado Revised
         Statutes, the "original evidence of debt" secured by the Deed of Trust, as defined herein.

In no event shall Trustee require Beneficiary to produce any or all of the Notes or other Transaction Documents, other than the single counterpart of the Indenture referred to above, to support Beneficiary's written request for full or partial release of this Deed of Trust or for the sale of the Trust Property by Trustee, and Trustor hereby waives any defense that such single counterpart of the Indenture is not, for purposes of Title 38 of the Colorado Revised Statutes, the "original evidence of debt" secured by this Deed of Trust. Trustor shall pay and perform the Obligations at the times and places and in the manner specified in the Notes, the Indenture and the other Transaction Documents. This

--------------------------------------------------------------------------------

Deed of Trust shall secure unpaid balances of all loans and other such extensions of credit made to Trustor under the Transaction Documents, whether made pursuant to an obligation of Beneficiary or any Holder to make such loans or extensions or otherwise. Such Obligations and other extensions of credit may or may not be evidenced by notes executed pursuant to the Indenture. All future advances will have the same priority as the original advance. Any agreement hereafter made by Trustor and Beneficiary pursuant to this Deed of Trust shall be superior to the rights of the holder of any intervening Lien or encumbrance to the extent allowed by law.

     PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Notes shall have been indefeasibly paid in full at the time and in the manner stipulated herein and all other sums payable hereunder and all other indebtedness secured hereby shall have been indefeasibly paid in full, then, in such case, the estate, right, title and interest of Trustee and Beneficiary in the Trust Property shall cease, and upon written notice from Beneficiary that all of the indebtedness secured hereby has been indefeasibly paid in full, cancellation of the Notes secured hereby, surrender of this Deed of Trust and the Indenture to Trustee and payment by Trustor of Trustee's fees and costs, all other amounts payable to Trustee hereunder and all recording costs, Trustee shall release this Deed of Trust and the Trust Property shall become wholly free of the liens, security interests, conveyances and assignments created and evidenced hereby.

     1.4 After-Acquired Property. If Trustor hereafter acquires (a) any property that is of the kind or nature described in Section 1.1 hereof and is or is intended to become a part thereof, or (b) an interest in any of the Trust Property greater than the interest now held, then such property or interest shall, immediately upon such acquisition, become subject to the lien of this Deed of Trust as fully and completely and with the same effect as though now owned by Trustor and specifically described herein, without need for the delivery and/or recording of a supplement to this Deed of Trust or any other instrument, all to the extent permitted by applicable law; provided, however, Trustor shall from time to time, if requested by Beneficiary and at Trustor's expense, execute and deliver any and all such further assurances, conveyances and assignments thereof as Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust any and all such property or interest.

     1.5 Security Agreement; Fixture Filing. As additional security for the Obligations, Trustor grants to Beneficiary a security interest in the Trust Property. This Deed of Trust shall also, as to any part of the Trust Property that may or might now or hereafter be deemed to be personal property, fixtures or other property covered by Article 9 of the Colorado Uniform Commercial Code (the "Personal Property"), be deemed to constitute a security agreement, and Trustor, as debtor, hereby grants to Beneficiary, as secured party, a security interest therein pursuant to the Colorado Uniform Commercial Code. To the extent that any Personal Property has been or may be acquired with funds advanced under the Transaction Documents, this security interest granted hereunder is a purchase money security interest. Trustor agrees, upon request of Beneficiary, and at Trustor's expense, to execute any supplements to this Deed of Trust, any separate security agreement and any financing statements and continuation statements in order to include specifically the Personal Property or otherwise to perfect the security interest granted hereby. Upon the occurrence and continuance of any Event of Default, Beneficiary shall have all of the rights and remedies therein provided or otherwise provided by law or by this Deed of Trust, including but not limited to the right to require Trustor to assemble the Personal Property and make it available to Beneficiary at a place to be

--------------------------------------------------------------------------------
designated by Beneficiary which is reasonably convenient to both parties, the right to take possession of such Personal Property with or without demand and with or without process of law and the right to sell and dispose of such Personal Property and distribute the proceeds according to law. The parties hereto agree that any requirement of reasonable notice shall be met if Beneficiary sends such notice to Trustor at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any such Personal Property may be applied by Beneficiary first to the reasonable expenses in connection therewith, including reasonable attorneys' fees and legal expenses incurred, and then to payment of the other Obligations. The parties hereto further agree that any sale of the Personal Property held contemporaneously with any sale of the Land or other Trust Property and upon the same notice as required in the Colorado Uniform Commercial Code shall be deemed to be a public sale conducted in a commercially reasonable manner. With respect to any Personal Property that has become so attached to the real property covered hereby that an interest therein arises under the real property law of the State of Colorado, this Deed of Trust shall also constitute a financing statement and a fixture filing under Sections 4-9-313 and 4-9-402(6) of the Colorado Uniform Commercial Code.

                                   ARTICLE 2.
                     COVENANTS CONCERNING THE TRUST PROPERTY

     2.1 Taxes and Governmental Impositions.
         ----------------------------------

         (a) Payment. Subject to Section 2.1(c), Trustor will pay, or cause to be paid, prior to delinquency, all taxes, assessments, charges, fees (including without limitation gaming and Liquor License fees), fines and impositions of every nature whatsoever charged, imposed, levied or assessed or to be charged, imposed, levied or assessed upon or against the Trust Property or any part thereof, or upon the interest of Trustee or Beneficiary in the Trust Property, including without limitation (i) all income taxes (excluding income taxes of Trustee or Beneficiary), assessments and other governmental charges lawfully levied and imposed by the United States or any state, county, municipality or other taxing or assessing authority in respect of the Trust Property or any part thereof, (ii) all non-governmental levies or assessments, such as maintenance charges, owner's association dues, charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Property or any part thereof, and (iii) any other charge that, if unpaid, would or could become a Lien or charge upon the Trust Property, or any part thereof (all of which are hereinafter collectively referred to as the "Impositions").

         (b) Alternative Impositions. If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on Trustor's interest in the Trust Property in lieu of or in addition to the Impositions payable by Trustor pursuant to subparagraph (a) above, or (ii) a license fee, tax or assessment imposed on Trustee or Beneficiary and measured by or based in whole or in part upon the amount of the outstanding Obligations secured hereby (but excluding any state or federal income or franchise tax), then all such taxes, assessments, or fees shall be deemed to be included within the term "Impositions" as defined in Section 2.1(a) above, and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions.

         (c) Contests. Trustor shall have the right, before the occurrence of any delinquency of any Imposition, to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but such right

--------------------------------------------------------------------------------
shall not be deemed or construed in any way as relieving, modifying or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in Section 2.1(a) hereof, unless Trustor has given thirty (30) days' prior written notice to Beneficiary of Trustor's intent so to contest or object to such Imposition, and unless: (i) the legal proceedings shall operate conclusively to prevent the sale of the Trust Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and Trustor shall furnish a good and sufficient bond, surety or cash resources in the amount of the Imposition that is being contested, plus any interest and penalty that may be imposed thereon and that could become a Lien against the Trust Property and in a manner to stay or prevent the sale of the Trust Property, or other security satisfactory to Beneficiary; or (ii) Trustor shall have paid such Imposition under protest and is suing to recover any refunds thereof. Subject to the foregoing, within thirty (30) days after the date when an Imposition is due and payable, Trustor shall deliver to Beneficiary evidence reasonably acceptable to Beneficiary showing the payment of such Imposition. In the event that Trustor contests or objects to an Imposition in accordance with the foregoing, then Trustor shall promptly and diligently proceed to resolve the dispute concerning the Imposition in a manner not prejudicial to Beneficiary or its rights hereunder or under the other Transaction Documents.

         (d) Payment by Beneficiary. Beneficiary shall have the right to pay any Imposition after the date such Imposition shall have become delinquent if Trustor's failure to pay such Imposition constitutes or would constitute, with or without the giving of notice by Beneficiary or the passage of time, an Event of Default (unless Trustor shall be contesting such Imposition pursuant to Section 2.1(c) hereof), and to add to the Obligations the amount so paid, together with interest thereon from the date of such payment at the then applicable interest rate on the Notes (the "Default Rate") and nothing herein contained shall affect such right and such remedy. Any amounts paid by Beneficiary or Trustee in discharge of any Impositions shall be (i) a future advance hereunder and a lien on the Trust Property secured hereby prior to any right or title to, interest in, or claim upon the Trust Property subordinate to the lien of this Deed of Trust, and (ii) payable on demand.

         (e) No Credit. Trustor shall not claim, demand or be entitled to receive any credit or credits towards the satisfaction of this Deed of Trust or on any interest payable thereon for any taxes assessed against the Trust Property or any part thereof, and shall not claim any deduction from the taxable value of the Trust Property by reason of this Deed of Trust.

         (f) Deposits for Impositions or Insurance Premiums.

             (i) At any time after the occurrence of an Event of Default, upon request by Beneficiary, Trustor shall deposit with Beneficiary or to such account as Beneficiary may direct (1) on the first day of each month following such request an amount equal to 1/12 of the annual Impositions and/or annual insurance premiums (as required by Beneficiary) reasonably estimated by Beneficiary to become due with respect to the Trust Property for the ensuing year, and (2) thirty (30) days prior to the next due date of any Impositions or insurance premiums, an additional amount equal to the aggregate amount of such Impositions or insurance premiums (as applicable), less the sum of the amounts on deposit and the amounts to be deposited pursuant to clause (1) of this subsection (f)(i). If the amounts on deposit under this Section 2.1(f) shall exceed the amounts required, the excess shall be credited to the subsequent deposits to be made by Trustor. If the amounts on deposit under this Section 2.1(f) shall be insufficient to pay such Impositions or insurance premiums (as

--------------------------------------------------------------------------------
applicable), upon request, Trustor shall immediately deposit an amount equal to the deficiency with Beneficiary (or to such account as Beneficiary may direct). Except as required under applicable law, the deposits under this Section 2.1(f) shall be for the exclusive benefit of Beneficiary and all right, title and interest in and to such deposits shall be subject to the exclusive dominion and control of Beneficiary. In no event will Beneficiary be liable for any interest on any amount so deposited. Beneficiary shall have no responsibility to ensure the adequacy of the amounts deposited hereunder. At any time Beneficiary may notify Trustor that it need no longer make deposits under this Section 2.1(f), whereupon Trustor shall cease making such deposits; provided that any such notice shall be without prejudice to Beneficiary's right to require thereafter that Trustor make deposits under and in accordance with this Section 2.1(f).

             (ii) If deposits are made under this Section 2.1(f), Beneficiary shall make payments of the Impositions or insurance premiums for which such deposits are made as the same become due, but only following actual receipt by Beneficiary of the bills therefor, which Trustor shall furnish to Beneficiary not later than ten (10) Business Days prior to the due date thereof, and only to the extent that the amounts on deposit with Beneficiary at the time are sufficient to make such payments. Notwithstanding the foregoing or the fact any amounts deposited under this Section 2.1(f) may be deposited with respect to certain Impositions or insurance premiums, Beneficiary may use any amounts on deposit under this Section 2.1(f) to pay any Impositions or insurance premiums as the same become due and in whatever order as Beneficiary, in its sole discretion, may determine.

             (iii) If an Event of Default or Default has occurred is continuing, Beneficiary shall have the right, but not the obligation, to apply the deposits held under this Section 2.1 toward the cure of such Event of Default or Default.

     2.2 Mechanic's and Other Liens; Subrogation. Trustor will not suffer any mechanic's, laborer's, materialmen's, statutory or other Lien or any security interest or encumbrance (including without limitation any deed of trust or mortgage) to be created or to remain outstanding (other than Permitted Liens) on any of the Trust Property. Trustor will promptly pay and discharge any and all amounts which are now or hereafter become Liens against the Trust Property, which Liens are not Permitted Liens, whether or not superior to the lien hereof or to any assignment of rents and leases given to Beneficiary. The lien covenants of this Section 2.2 shall survive any foreclosure and sale of the Trust Property and any conveyance thereof by deed in lieu of foreclosure with respect to any such Liens in existence as of the date of transfer of title. To the extent that proceeds of the Notes and any other advances representing the Obligations are used to pay indebtedness secured by any outstanding Lien or prior encumbrance against the Trust Property, such proceeds have been advanced at Trustor's request and Beneficiary shall be subrogated to any and all rights, security interests and Liens owned by any owner or holder of such outstanding Liens or encumbrances, irrespective of whether such Liens or encumbrances are released, and it is expressly understood that in consideration of the payment of such indebtedness, Trustor, with respect to the Beneficiary, hereby waives and releases all demands and causes of action for offsets, payments and rentals to, upon and in connection with such indebtedness. Notwithstanding the foregoing, Trustor will not be deemed to be in default under this Section 2.2 if and so long as Trustor (a) promptly notifies Beneficiary in writing of Trustor's intention to contest such Lien together with a reasonably detailed description of the Lien, (b) contests in good faith the validity or amount of any asserted Lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter, and (c) provides Beneficiary with

--------------------------------------------------------------------------------
such security as Beneficiary may in its reasonable discretion require to protect Beneficiary against all loss, damage and expense, including without limitation attorneys' fees, which Beneficiary might incur if the asserted Lien is determined to be valid.

     2.3 Utilities. Trustor will pay, or cause to be paid, prior to delinquency any charges for utilities, whether public or private, with respect to the Trust Property or any part thereof.

     2.4 Insurance.
         ---------

         (a) Maintenance. Trustor will obtain and maintain insurance with respect to the Trust Property in accordance with the provisions of the Indenture. From and after the entry of judgment of foreclosure, all rights and powers of Beneficiary hereunder and under the Indenture to settle or participate in the settlement of losses under policies of insurance or to hold and disburse or otherwise control use of insurance proceeds shall continue in full force and effect in Beneficiary as judgment creditor or mortgagee until confirmation of sale.

         (b) Proceeds. If the Trust Property is materially damaged or destroyed, Trustor shall give prompt notice thereof to Beneficiary and all insurance proceeds shall be paid to Trustor, subject to the terms of the Indenture.

     2.5 Condemnation. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Property or any material portion thereof, Trustor will notify Beneficiary of the pendency of such proceedings. All condemnation proceeds shall be applied in accordance with the provisions of the Indenture.

     2.6 Restoration. Restoration of any of the Trust Property after partial or complete casualty or condemnation shall be performed in accordance with the applicable provisions of the Indenture.

     2.7 Care of the Trust Property.
         --------------------------

         (a) Preservation and Maintenance.

             (i) Trustor will preserve and maintain the Trust Property in accordance with the applicable provisions of the Indenture. Further, Trustor shall keep all of the Trust Property in good condition and repair and expressly agrees that it will neither permit nor commit any waste upon the Trust Property, nor do any other act or suffer or permit any act to be done, whereby the Lien hereof may be impaired. Trustor shall comply in all material respects with all zoning laws, building codes, subdivision laws, gaming and liquor laws (including without limitation the Colorado Liquor Code and the Colorado Limited Gaming Act and their respective regulations), and other applicable laws, and Trustor shall not become involved in conduct that would cause either the Gaming or Liquor Licenses relating to the Trust Property to be suspended or revoked. Trustor agrees not to initiate or acquiesce in any zoning variance or reclassification which would prohibit the use of the Trust Property for its intended purposes. Trustor shall at all times comply in all material respects with applicable restrictive covenants and the terms and conditions of all other Permitted Liens relating to the Trust Property. Notwithstanding anything above to the contrary, to the extent expressly permitted by the Indenture, Trustor may remove or sell

--------------------------------------------------------------------------------
any fixture, equipment, machinery or appliance in or on the Trust Property incident to the replacement of such items with replacements leased or purchased by Trustor with the proceeds of FF&E Financing.

             (ii) Without granting to Trustor any right to incur Indebtedness or Liens not expressly permitted by the Indenture, Trustor may make alterations or construct other improvements on the Land to the extent not prohibited by the Indenture or under any other documents creating a Permitted Lien on the Trust Property (any of the foregoing are called herein a "Permitted Alteration"); provided that such work shall be performed in a good and workmanlike manner and in compliance with all laws including without limitation the Colorado Liquor Code and the Colorado Limited Gaming Act.

         (b) Notice of Damage. If the Trust Property or any part thereof is materially damaged by fire or any other cause, Trustor shall give prompt written notice thereof to Beneficiary.

         (c) Right to Inspect. Beneficiary or its representative is hereby authorized, with reasonable advance notice to Trustor, to enter upon and inspect the Trust Property at any time during normal business hours and at any other reasonable time

     2.8 Future Tenant Leases.
         --------------------

         (a) Any future Tenant Leases permitted by the Indenture must be subordinate to the lien of this Deed of Trust, unless otherwise permitted by the Indenture. Each future Tenant Lease must contain a provision that, at Beneficiary's election, upon notice to tenant by Beneficiary, such Tenant Lease shall become superior, in whole or in part, to the lien of this Deed of Trust. Further, each future Tenant Lease of real property shall obligate the tenant thereunder to attorn, at the option of the purchaser of the Trust Property, to any purchaser at foreclosure or other successor owner of the Trust Property.

         (b) Trustor shall furnish to Beneficiary a true and complete copy of each Tenant Lease, and any amendment, modification, extension or renewal of any Tenant Lease hereafter made by Trustor, within thirty (30) days after execution of each such Tenant Lease, amendment, modification, extension, or renewal by the parties thereto.

         (c) Trustor shall, at Trustor's sole cost and expense, perform each and every material covenant, condition, promise and obligation on the part of the lessor to be performed pursuant to the terms of each and every Tenant Lease existing on the date hereof or hereafter made with respect to the Trust Property or any part or parts thereof.

         (d) Trustor shall promptly furnish to Beneficiary any and all material information which Beneficiary may request concerning the performance and observance of all covenants, agreements and conditions contained in the Tenant Leases by the lessor thereunder to be kept, observed and performed and concerning the compliance with all terms and conditions of the Tenant Leases.

--------------------------------------------------------------------------------

         (e) In the event of any failure by Trustor to keep, observe or perform any material covenant, agreement or condition contained in the Tenant Leases or to comply with the terms and conditions of any Tenant Leases, any performance, observance or compliance by Beneficiary pursuant to this Deed of Trust on behalf of Trustor shall not remove or waive, as between Trustor and Beneficiary, the corresponding Default or Event of Default under the terms of this Deed of Trust.

         (f) Any proceedings or other steps taken by Beneficiary to foreclose this Deed of Trust, or otherwise to protect the interests of Beneficiary hereunder, shall not automatically operate to terminate the rights of any present or future tenant under any Tenant Lease, notwithstanding that such rights may be subject and subordinate to the lien of this Deed of Trust. The failure to make any such tenant a defendant in any such foreclosure proceeding and to foreclose such tenant's rights will not be asserted by Trustor or any other defendant in such foreclosure proceeding as a defense to any proceeding instituted by or on behalf of Beneficiary to foreclose this Deed of Trust or otherwise protect the interests of Beneficiary hereunder.

     2.9 Further Encumbrance.
         -------------------

         (a) Trustor covenants that at all times prior to the discharge of the Indenture, except for Permitted Liens, Permitted Dispositions and dispositions permitted under Section 2.10, Trustor shall neither make nor suffer to exist, nor enter into any agreement for, any sale, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Trust Property, including without limitation the Rents, Issues and Profits. As used herein, "transfer" includes the actual transfer or other disposition, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein; provided, however, that "transfer" shall not include the granting of utility or other beneficial easements with respect to the Trust Property which have been granted by Trustor and are reasonably necessary to the construction, maintenance or operation of the Project.

         (b) Trustor agrees that in the event the ownership of the Trust Property or any part thereof becomes vested in a Person other than Trustor, Beneficiary may, without notice to Trustor, deal in any way with such successor or successors in interest with reference to this Deed of Trust, the Notes and other Obligations hereby secured without in any way vitiating or discharging Trustor's or any guarantor's, surety's or endorser's liability hereunder or under the Obligations hereby secured. No sale of the Trust Property, no forbearance to any Person with respect to this Deed of Trust and no extension to any Person of the time for payment of the Notes and other sums secured hereby given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Trustor, or such guarantor, surety or endorser, either in whole or in part.

         (c) This Deed of Trust, shall not extend to (i) FF&E to the extent the purchase or lease thereof has been financed or refinanced by, or with the proceeds of, an FF&E Financing permitted under the Indenture and (ii) any future or further advances made under such FF&E Financing and to any modifications, renewals, extensions or refinancings thereof to which the lien of this Deed of Trust would otherwise attach, in each case to the extent such FF&E Financing is permitted under the Indenture; provided that any such FF&E Financing shall encumber only that FF&E specifically subject to the FF&E Financing; and provided further that, upon the repayment, satisfaction or termination of such FF&E

--------------------------------------------------------------------------------

Financing, all FF&E financed thereby shall no longer be deemed an Excluded Asset and shall be subject to the lien of this Deed of Trust. The Beneficiary shall, if requested by the Trustor, execute and deliver, at Trustor's sole expense, any instruments reasonably necessary or appropriate to release the lien of this Deed of Trust with respect to or otherwise confirm that the lien of this Deed of Trust does not apply to any of such Excluded Assets; Trustor covenants and agrees to comply with all of the terms and conditions set forth in any FF&E Financing with respect to which Beneficiary has taken a Lien hereunder. If Trustor shall fail to make any payment of principal of or interest on the sums secured by such security interest or any payment in order to perform or observe any other term, covenant, condition or agreement of any FF&E Financing on Trustor's part to be performed or observed, except where Trustor is diligently contesting such payment in good faith, then Beneficiary may make such payment of the principal of or interest on the sums secured by such security interest or may make any payment in order to perform or observe any other term, covenant, condition or agreement of any FF&E Financing on Trustor's part to be performed or observed, and any and all sums so expended by Beneficiary shall be part of the Obligations and shall be secured by this Deed of Trust and shall be repaid by Trustor upon demand, together with interest thereon at the Default Rate from the date of advance.

     2.10 Partial Releases of Trust Property.
          ----------------------------------

          (a) Trustor may from time to time (i) transfer a portion of the Trust Property (including any temporary taking) to any Person legally empowered to exercise the power of eminent domain, (ii) make a Permitted Disposition, or
(iii) grant utility easements reasonably necessary for the construction and operation of the Project, which grant or transfer is for the benefit of the Trust Property. In each such case, and at Trustor's sole expense, Beneficiary shall execute and deliver any instruments necessary or appropriate to effectuate or confirm any such transfer or grant, free from the lien of this Deed of Trust; provided, however, that Beneficiary shall execute a lien release or subordination agreement, as appropriate, for matters described in clauses (i) and (iii) above only if:

              (A) Beneficiary shall have received an Officers' Certificate or Opinion of Counsel required or authorized by the Indenture;

              (B) No Default or Event of Default shall have occurred and be continuing and the conditions of this Section 2.10 have been fulfilled, and such transfer, grant or release is permitted by the Indenture;

              (C) Beneficiary shall have received a counterpart of the instrument pursuant to which such transfer, grant or release is to be made, and each instrument which Beneficiary is requested to execute in order to effectuate or confirm such transfer, grant or release, and each shall be acceptable to Beneficiary in form and substance; and

              (D) Beneficiary shall have received such other instruments, certificates (including evidence of authority) and opinions as Beneficiary may reasonably request or as required or authorized under the Indenture, including, but not limited to, opinions that the proposed release is permitted by this
Section 2.10.

--------------------------------------------------------------------------------

         (b) Any consideration received for a transfer to any Person empowered to exercise the right of eminent domain shall be subject to Section 2.5 hereof.

                                   ARTICLE 3.
                         ASSIGNMENT OF LEASES AND RENTS

     3.1 Assignment of Leases and Rent. As additional consideration for the Obligations, Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary the following:

         (a) the Tenant Leases;

         (b) any and all guaranties of the obligations of the tenants (the "Tenants") under any of such Tenant Leases; and

         (c) unless and until the Event of Default has occurred, the immediate and continuing right to collect and receive all of the Rents, Issues and Profits now due or that may become due or to which Trustor may now or hereafter (whether during any applicable period of redemption or otherwise) become entitled or may demand or claim, arising or issuing from or out of the Tenant Leases, or from or out of the Trust Property or any part thereof.

     3.2 Trustor's Limited License. Provided that no Event of Default hereunder exists, Trustor shall have the right under a license granted hereby and Beneficiary hereby grants to Trustor a license to collect, but not more than one month in advance, all of the Rents, Issues and Profits arising from or out of the Tenant Leases or any renewals or extensions thereof, or from or out of the Trust Property or any part thereof, but only as trustee for the benefit of Beneficiary. Trustor shall apply the Rents, Issues and Profits so collected first to payment of any and all amounts due and payable under the Indenture. Thereafter, so long as no Event of Default hereunder exists, Trustor may use the Rents, Issues and Profits in any manner not inconsistent with the Indenture. The license granted hereby shall be revoked automatically upon the occurrence of an Event of Default hereunder.

     3.3 Limitation. The acceptance by Beneficiary of the assignment provided in this Article 3, together with all of the rights, powers, privileges and authority created in this Article 3 or elsewhere in this Deed of Trust, shall not, prior to entry upon and taking possession of the Trust Property by Beneficiary, be deemed or construed to constitute Beneficiary a "mortgagee in possession," nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Tenant Leases, the Rents, Issues and Profits or the Trust Property or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation or responsibility for any security deposits or other deposits delivered to Trustor by any Tenant and not assigned and delivered to Beneficiary, nor shall Beneficiary be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Trust Property.

     3.4 Performance by Trustor. Trustor shall perform its obligations under the Tenant Leases in accordance with their terms. Trustor shall not default in the performance of any obligation of Trustor under any Tenant Lease if, by reason of such default, the Tenant or other party thereunder has the right to cancel such

--------------------------------------------------------------------------------

Tenant Lease or to claim any diminution or offset against future Rents, Issues or Profits.

     3.5 No Merger of Leases. If the estates of all parties to any Tenant Lease shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger, and in such event, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust, any Tenant Leases then existing and affecting all or any portion of the Trust Property shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure, unless Beneficiary or any purchaser at any such foreclosure sale shall so elect in writing. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Tenant Lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to the lessee or sublessee under such Tenant Lease.

     3.6 Remedies. If an Event of Default has occurred and is continuing, in addition to all other rights and remedies of Beneficiary as set forth under
Article 4 hereof, Beneficiary shall have the following rights and remedies:

         (a) Possession and/or Collection of Rent. Beneficiary, without first being required to (i) foreclose, (ii) take any actions to foreclose, (iii) institute any legal proceedings of any kind whatsoever or (iv) exercise any other actions or remedies hereunder or at law or in equity, shall have the exclusive right and power (but not the obligation) (A) to enter upon and take possession of the Trust Property or any part thereof, (B) to rent or re-rent the same, either in the name of Beneficiary or Trustor, and/or (C) to receive all Rents, Issues and Profits from the Trust Property. Beneficiary shall apply any Rents, Issues and Profits received by Beneficiary first, to the costs and expenses incurred by Beneficiary in protecting and operating the Trust Property, and next, to the payment of the Obligations in such manner and in such order of priority as Beneficiary shall determine consistent with the provisions of the Indenture. Any such action by Beneficiary shall not operate as a waiver of the Event of Default in question, or as an affirmance of any Tenant Leases or of the rights of any Tenants in the event title to that part of the Trust Property covered by the Tenant Leases or held by the Tenants should be acquired by Beneficiary or other purchaser at a foreclosure sale. The right of Beneficiary to receive all Rents, Issues and Profits from the Trust Property upon the occurrence and during the continuance of any Event of Default shall be applicable whether or not Beneficiary has entered upon, foreclosed, taken any actions to foreclose or taken possession of the Trust Property, whether or not Beneficiary has instituted any legal proceedings of any kind whatsoever, or whether or not Beneficiary has otherwise attempted to exercise any other actions or remedies hereunder or at law or in equity. If any such Rents, Issues and Profits are paid to or received by Trustor, Trustor shall hold same in trust for Beneficiary and immediately pay the same to Beneficiary (in the form received, except for any necessary endorsement), without the necessity of any request or demand therefor. Until receipt from Beneficiary of notice of the occurrence of an Event of Default hereunder and during the continuance thereof, all Tenants of the Tenant Leases and any successors to the leasehold interest of such Tenants may pay Rents, Issues and Profits directly to Trustor, but after notice of the occurrence of any Event of Default and during the continuance of same, Trustor covenants to and shall hold all Rents, Issues and Profits paid to Trustor in trust for Beneficiary. Trustor hereby authorizes and directs all Tenants of the Tenant Leases herein described, and any successors to the leasehold interest of

--------------------------------------------------------------------------------
such Tenants, upon receipt of any notice from Beneficiary stating that an Event of Default hereunder has occurred, to pay to Beneficiary the Rents, Issues and Profits due and to become due under such Tenant Leases. Trustor agrees that such Tenants shall have the right to rely upon any such notice and request by Beneficiary without any obligation or right to inquire as to whether an Event of Default actually exists and notwithstanding any notice from or claim of Trustor to the contrary, and Trustor shall have no right or claim against the Tenants for any such Rents, Issues and Profits so paid by the Tenants to Beneficiary. In such event, receipt by Beneficiary of Rents, Issues and Profits from such Tenants or their successors shall be a release of such Tenants or their successors to the extent of all amounts so received by Beneficiary.

         (b) Management. Beneficiary, at its option, but subject to the provisions of Sections 4.8 and 5.30 hereof, may take over and assume the management, operation and maintenance of the Trust Property and perform all acts necessary and proper and expend such sums out of the income of the Trust Property as may be needful in connection therewith, including without limitation applying for appropriate approvals from the Liquor License Authorities and Gaming Authorities, in the same manner and to the same extent as Trustor theretofore might do, including without limitation the right to enter into new leases, to cancel or surrender existing Tenant Leases, to alter or amend the terms of existing Tenant Leases, to renew existing Tenant Leases, or to make concessions to Tenants. Trustor hereby releases all claims against Beneficiary arising out of such management, operation and maintenance, including without limitation such claims as may arise from the negligence of Beneficiary, but not the gross negligence or willful misconduct of Beneficiary and not any liability of Beneficiary to account as hereinafter set forth.

         (c) Receiver. Upon or at any time after the occurrence of an Event of Default, but subject to the provisions of Sections 4.8 and 5.30 hereof, Beneficiary shall at once become entitled to the possession, use and enjoyment of the Trust Property and the Rents, Issues and Profits, from the date of such occurrence and continuing during the pendency of any proceedings for sale by the public trustee or foreclosure proceedings, and the period of redemption, if any. Beneficiary shall be entitled to a receiver for the Trust Property, and of the Rents, Issues and Profits, after any such default, including without limitation the time covered by any proceedings for sale by the public trustee or foreclosure proceedings and the period of redemption, if any. Beneficiary shall be entitled to such receiver as a matter of right, without regard to the solvency or insolvency of Trustor, or of the then owner of the Trust Property, and without regard to the value thereof, and such receiver may be appointed by any court of competent jurisdiction upon ex parte application, and without notice, notice being hereby expressly waived. All Rents, Issues and Profits, income and revenue therefrom shall be applied by such receiver to the payment of the Obligations according to the orders and directions of the court, or in the absence of such orders or directions, in the manner set forth in Section 3.7 below.

     3.7 Application of Income. Beneficiary shall, after payment of all proper charges and expenses, including reasonable compensation to any managing agent as it shall select and employ, and after the accumulation of a reserve to meet taxes, assessments and insurance as herein required in requisite amounts, credit the net amount of income received by it from the Trust Property by virtue of this absolute assignment to any amounts due and owing to it by Trustor under the terms hereof, but the manner of the application of such net income and what items shall be credited shall be determined pursuant to the Indenture, or

--------------------------------------------------------------------------------
otherwise in the sole discretion of Beneficiary. Without impairing its rights hereunder, Beneficiary may, at its option, at any time and from time to time, release to Trustor Rents, Issues and Profits received by Beneficiary, or any portion of such Rents, Issues and Profits. Beneficiary shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of Rents, Issues and Profits, but shall be accountable only for Rents, Issues and Profits that Beneficiary shall actually receive.

     3.8 Term. This absolute assignment shall remain in full force and effect so long as the Obligations or any part thereof to Beneficiary remains unpaid or unsatisfied, in whole or in part.

     3.9 Actions of Trustee. All provisions hereof shall inure to the benefit of and all actions authorized hereunder shall be exercisable by Trustee or any substitute of Trustee at Beneficiary's request.

                                   ARTICLE 4.
                             DEFAULTS AND REMEDIES

     4.1 Events of Default. An Event of Default shall mean the occurrence of any Event of Default as defined in Annex A attached hereto.

     4.2 Performance of Defaulted Acts. From and after the occurrence of an Event of Default, Beneficiary may (without prejudice to its other rights and remedies), but need not, make any payment or perform any act required of Trustor herein, in the Indenture or in any other Transaction Document, in each case in any form and manner deemed expedient, including without limitation making full or partial payments of principal or interest on prior encumbrances, if any, and purchasing, discharging, compromising or settling any tax Lien or other prior Lien or title or claim thereof, or redeeming from any tax sale or forfeiture affecting the Trust Property or contesting any tax or assessment. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees (including reasonable fees of in-house counsel), shall be included among the Obligations and shall be due and payable upon demand and with interest thereon from the date of such payment or expense at the Default Rate. Inaction of Beneficiary shall never be considered as a waiver of any right accruing to it hereunder on account of any default on the part of Trustor. Beneficiary, in making any payment hereby authorized relating to taxes or assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax Lien or title or claim thereof.

     4.3 Remedies. Upon the occurrence of any Event of Default, Beneficiary may, at its option (in each case, subject to and in accordance with any applicable terms of the Indenture):

         (a) declare all sums secured hereby to be immediately due and payable, and the same shall thereupon become immediately due and payable without any presentment, demand, protest or notice of any kind;

--------------------------------------------------------------------------------

         (b) terminate Trustor's right and license to collect the Rents, Issues and Profits and either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and without regard to the adequacy of its security, enter upon and take possession of the Trust Property, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Property, or any part thereof or interest therein, make, modify, enforce, cancel or accept the surrender of any Tenant Lease, take actions which may affect the income therefrom or protect the security hereof, and with or without taking possession of the Trust Property, sue for or otherwise collect the Rents, Issues and Profits, including without limitation those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including without limitation attorneys' fees (including fees of in-house counsel), upon any Obligations secured hereby, all in such order as Beneficiary may determine. From and after receipt of written notice from Beneficiary to pay Rents, Issues and Profits directly to Beneficiary or another party designated by Beneficiary, each Tenant shall pay all such payments under its Tenant Lease in the manner instructed by Beneficiary. The entering upon and taking possession of the Trust Property or any portion thereof, the collection of the Rents, Issues and Profits and the application thereof as aforesaid, or any of such acts, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice, and notwithstanding the continuance in possession of the Trust Property or the collection, receipt and application of the Rents, Issues and Profits, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Indenture, the Notes, the other Transaction Documents or by law upon the occurrence of any Event of Default, including without limitation the right to exercise the power of sale provided herein;

         (c) notwithstanding the availability of legal remedies, obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Trustor to cure or refrain from repeating any default;

         (d) with or without accelerating the maturity of the Obligations, sue from time to time for any payment due under any of the Indenture, the Notes or the other Transaction Documents, or for money damages resulting from any Trustor's default under any of the Indenture, the Notes or the other Transaction Documents;

         (e) exercise all rights and remedies set forth in Section 1.5 and all rights of a secured party under the Uniform Commercial Code;

         (f) foreclose this Deed of Trust, insofar as it encumbers the Trust Property, by way of a trustee's sale pursuant to the provisions of Title 38,
Article 38, Colorado Revised Statutes, as currently in effect, as amended, or in any other manner then permitted by law. If this Deed of Trust encumbers more than one parcel of real estate, foreclosure may be by separate parcel or en masse, as Beneficiary may elect in its sole discretion. Foreclosure through Trustee will be initiated by Beneficiary's filing of its notice of election and demand for sale with Trustee. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of the State of Colorado then in force with respect to such sales, and shall give four weeks' public notice of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the County or City and County in which the Trust Property is

--------------------------------------------------------------------------------
located. The right to foreclose this Deed of Trust as a mortgage by appropriate proceedings in any court of competent jurisdiction is also hereby given;

         (g) exercise all other rights and remedies provided herein, in the Indenture, the Notes, the other Transaction Documents or in any other document or agreement now or hereafter securing all or any portion of the Obligations, or at law or in equity, or any combination of any such rights or remedies, to the extent permitted by law.

         Upon request by Beneficiary, Trustor shall assemble and make available to Beneficiary at the Land any of the Trust Property which is not located on the Land or which has been removed therefrom.

     4.4 Foreclosure.
         -----------

         (a) All fees, costs and expenses of any kind incurred by Beneficiary in connection with foreclosure of this Deed of Trust, including without limitation the costs of any appraisals of the Trust Property obtained by Beneficiary, all costs of any receivership for the Trust Property advanced by Beneficiary, and all reasonable attorneys' fees and consultants' fees incurred by Beneficiary (including charges of in-house counsel), appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimates as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examination, title insurance policies and similar data and assurances with respect to title, as Trustee or Beneficiary may reasonably deem necessary either to prosecute such suit or to evidence to bidders at the sales that may be had pursuant to such proceedings the true conditions of the title to or the value of the Trust Property, together with and including a reasonable compensation to Trustee, shall constitute a part of the Obligations and may be included as part of the amount owing from Trustor to Beneficiary at any foreclosure sale.

         (b) The proceeds of foreclosure sale of the Trust Property shall be distributed and applied in the following order of priority: first, on account of all costs and expenses incident to the foreclosure proceedings, including without limitation all such items as are mentioned in Section 4.4(a) hereof; second, to the payment of all sums expended under the terms hereof not then repaid, with accrued interest at the Default Rate; third, to the payment of all other Obligations; and lastly, the remainder, if any, to the person or persons legally entitled thereto.

         (c) In case of an insured loss after judicial foreclosure or Trustee's sale proceedings have been instituted, the proceeds of any insurance policy or policies, if not applied to rebuilding or restoring the buildings or improvements, shall be used to pay the amount due upon the Obligations. In the event of judicial foreclosure or Trustee's sale, Beneficiary or Trustee is hereby authorized, without the consent of Trustor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Beneficiary or Trustee may deem advisable to cause the interest of such purchaser to be protected by any of the such insurance policies.

         (d) To the fullest extent allowable by law, Trustor hereby expressly waives any right which it may have to direct the order in which any Trust Property shall be sold in the event of any sale or sales pursuant to this Deed of Trust.

--------------------------------------------------------------------------------

         (e) Nothing in this Section 4.4 dealing with foreclosure procedures or specifying particular actions to be taken by Beneficiary or by Trustee or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

     4.5 Rescission of Notice of Default. Beneficiary may from time to time withdraw any notice of election and demand for sale in accordance with Section 38-38-101(11) of the Colorado Revised Statutes. The exercise by Beneficiary of such right shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations or notices of default to satisfy the Obligations under this Deed of Trust or the other Obligations, nor otherwise affect any provision, covenant or condition of any of the Indenture, the Notes or the other Transaction Documents or any of the rights, obligations or remedies of Trustee or Beneficiary hereunder or thereunder.

     4.6 Appointment of Receiver. Trustor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and its agents shall be empowered (a) to take possession of the Trust Property and any businesses conducted by Trustor or any other person (excluding the business of tenants of Trustor) thereon and any business assets used in connection therewith and, if the receiver deems it appropriate, to operate the same, (b) to exclude Trustor and Trustor's agents, servants, and employees from the Trust Property,
(c) to collect the rents, issues, profits, and income therefrom, (d) to complete any construction which may be in progress, (e) to do such maintenance and make such repairs and alterations as the receiver deems reasonably necessary, (f) to use all stores of materials, supplies and maintenance equipment on the Trust Property, (g) to pay all taxes and assessments against the Trust Property and all premiums for insurance thereon, (h) to pay all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (i) generally to do anything which Trustor could legally do if Trustor were in possession of the Trust Property. All expenses incurred by the receiver or his agents shall constitute a part of the Obligations, including without limitation reasonable attorneys' fees. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including reasonable attorneys' fees incurred by the receiver and by Beneficiary (including charges of in-house counsel), together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Obligations or in such other manner as the court may direct. Unless sooner terminated with the express consent of Beneficiary, any such receivership will continue until the Obligations have been discharged in full, or until title to the Trust Property has passed after foreclosure sale and all applicable periods of redemption have expired.

     4.7 Remedies Not Exclusive; Waiver. Trustee and Beneficiary, and each of them, shall be entitled to enforce the payment and performance of any Obligations and to exercise all rights and powers under this Deed of Trust or under any other Transaction Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, Lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other rights or security now or hereafter held by Trustee or Beneficiary. Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust

--------------------------------------------------------------------------------
and any other rights or security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein or by law provided or permitted shall be exclusive of any other remedy, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the Transaction Documents to Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, Beneficiary shall not be deemed to have waived any provision hereof or to have released Trustor from any of the Obligations secured hereby unless such waiver or release is in writing and signed by Beneficiary. The waiver by Beneficiary of Trustor's failure to perform or observe any term, covenant or condition referred to or contained herein to be performed or observed by Trustor shall not be deemed to be a waiver of such term, covenant or condition on any other occasion or any subsequent failure of Trustor to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between Trustor and Beneficiary during the term hereof shall be deemed a waiver of or in any way affect the right of Beneficiary to insist upon the performance by Trustor of the Obligations secured hereby in strict accordance with the terms hereof or any other Transaction Document.

     4.8 Casino. Trustor acknowledges that part of the Trust Property consists of a casino and gaming property (the "Casino") which is subject to Gaming Laws and the jurisdiction of the Gaming Authorities and that, under the applicable Gaming Laws, the operation of the Casino by a person other than a person properly licensed by the Gaming Authorities to operate a casino and gaming business (a "Licensee") is prohibited and may result in the closing of the Casino, the loss of customers, employees, revenues and good will, and the severe diminution in the value of the Trust Property, all to the economic jeopardy and extreme detriment of Beneficiary. In order to mitigate such adverse consequences, Trustor agrees that, if an Event of Default has occurred, either before or after seeking an appointment of a receiver, in addition to any other right or remedy available to Beneficiary hereunder or under applicable law (but subject to any applicable requirements of the applicable Gaming Laws), (a) Beneficiary shall have the right (but not the obligation) to solicit any Licensee or other person with the capacity to become a Licensee to purchase, lease and/or operate the Casino as a receiver of the Trust Property, as a supervisor of the Casino, as a purchaser of the Trust Property or Casino at any foreclosure sale, or in any other appropriate capacity permitted under the applicable Gaming Laws; (b) any such Licensee or other person and Beneficiary may, to the extent permitted under the applicable Gaming Laws, apply to and appear before the Gaming Authorities and any other appropriate authority for a license or a finding of suitability to permit such Licensee or other person to operate the Casino; and (c) Trustor shall cooperate fully with any action taken by Beneficiary and any such Licensee or other person pursuant to this Section 4.8.

     4.9 Multiple Collateral.
         -------------------

         (a) No recovery of any judgment by Trustee or Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any property of Trustor encumbered by any other Collateral Document shall affect in any manner or to any extent the lien of this Deed of Trust upon the Trust Property or any part thereof, and any Liens, rights, powers and remedies of Trustee or

--------------------------------------------------------------------------------

Beneficiary shall continue unimpaired until all of the Obligations have been satisfied and indefeasibly paid in full.

         (b) Trustor agrees that it shall not at any time insist upon, plead, seek or in any manner whatever claim or take any benefit or advantage of a judgment, declaration or a determination that:

             (i) the Trust Property or any other property of Trustor encumbered by a Transaction Document represents, on an individual basis, an allocable portion of the then outstanding aggregate principal amount of the Notes or the Obligations;

             (ii) the lien of this Deed of Trust or of any other Transaction Document has been released, unless the Obligations have been satisfied and indefeasibly paid in full;

             (iii) a deficiency judgment with respect to any action taken by Trustee or Beneficiary against the Trust Property or any other property of Trustor encumbered by a Transaction Document extinguishes all or any portion of the remaining Obligations, or precludes Trustee or Beneficiary from proceeding against the Trust Property or to satisfy such remaining Obligations; or

             (iv) Trustee's or Beneficiary's commencement, prosecution, or taking to judgment of any action (including without limitation Trustee's or Beneficiary's acceptance of a deed in lieu of foreclosure) or Trustee's or Beneficiary's application for or use of any remedy (including without limitation the appointment of a receiver for the Trust Property or any other property of Trustor encumbered by a Transaction Document) against the Trust Property or any other property of Trustor encumbered by a Transaction Document precludes or bars Trustee or Beneficiary (under a "single action" rule, "security first" rule or similar rule) from commencing, prosecuting or taking to judgment any other action or applying for or using any remedy against the Trust Property or any other property of Trustor encumbered by a Transaction Document.

         (c) Beneficiary may, at its option, in such order, and utilizing such combinations of remedies with respect to the Trust Property and/or any other property of Trustor encumbered by a Transaction Document as Beneficiary shall so elect, pursue its remedies against (i) the Trust Property, individually, or any other property of Trustor encumbered by a Transaction Document, individually;
(ii) the Trust Property and any combination of any other property of Trustor encumbered by a Transaction Document; (iii) the Trust Property and all of the other property of Trustor encumbered by a Transaction Document; or (iv) all or any combination of any other property of Trustor encumbered by a Transaction Document, in separate proceedings or in one proceeding in any order which Beneficiary deems appropriate.

     4.10 Extensions and Partial Payments. Trustor agrees that, without affecting the liability of any person for payment of the Obligations or affecting the lien of this Deed of Trust upon the Trust Property or any part thereof, Beneficiary may at any time and from time to time, on request of Trustor, without notice to any person liable for payment of any Obligations, extend the time or agree to alter the terms of payment of all or any part of such Obligations. Acceptance by Beneficiary of any payment in an amount less than the amount then due on the Obligations shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall continue

--------------------------------------------------------------------------------
to be an Event of Default hereunder. At any time thereafter and until the entire amount then due on the Obligations has been paid, Beneficiary shall be entitled to exercise all rights conferred upon it in this Deed of Trust upon the occurrence of an Event of Default hereunder.

     4.11 Protective Advances. All advances, disbursements and expenditures made or incurred by Beneficiary before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise authorized by this Deed of Trust or by applicable law (collectively "Protective Advances"), shall have the benefit of all applicable provisions of law, including without limitation those referred to below:

          (a) all advances by Beneficiary in accordance with the terms of this Deed of Trust to: (i) preserve, maintain or repair any Trust Property, or restore or rebuild the improvements upon the Trust Property; (ii) preserve the lien of this Deed of Trust or the priority hereof; or (iii) enforce this Deed of Trust;

          (b) payments by Beneficiary of: (i) principal, interest or other obligations in accordance with the terms of any prior Lien or encumbrance on the Trust Property; (ii) real estate taxes and assessments, general and special and other taxes and assessments of any kind or nature whatsoever that are assessed or imposed upon the Trust Property or any part thereof; (iii) amounts in connection with any Tenant Lease pursuant to Section 4.3 hereof; (iv) other obligations authorized by this Deed of Trust; or (v) any other amounts in connection with other Liens, encumbrances or interests reasonably necessary to preserve the status of title to the Trust Property;

          (c) advances by Beneficiary in settlement or compromise of any claims asserted by claimants under any prior Liens;

          (d) reasonable attorneys' fees and other costs incurred (including charges for in-house counsel): (i) in connection with a judicial foreclosure or trustee's sale; (ii) in connection with any action, suit or proceeding brought by or against Beneficiary for the enforcement of this Deed of Trust or arising from the interest of Beneficiary hereunder; or (iii) in preparation for or in connection with the commencement, prosecution or defense of any other action that could materially adversely affect the lien of this Deed of Trust or the Trust Property;

          (e) expenses deductible from proceeds of sale; and

          (f) expenses incurred and expenditures made by Beneficiary for any one or more of the following: (i) premiums for casualty and liability insurance paid by Beneficiary (whether or not Beneficiary or a receiver is in possession) and all renewals thereof; (ii) repair or restoration of damage or destruction in excess of available insurance proceeds or condemnation awards; (iii) payments deemed by Beneficiary to be required for the benefit of the Trust Property or required to be made by the owner of the Trust Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Trust Property; (iv) shared or common expense assessments payable to any association or corporation in which the owner of the Trust Property is a

--------------------------------------------------------------------------------
member in any way affecting the Trust Property; and (v) any costs incurred in connection with obtaining approvals and licenses from Gaming Authorities including investigation costs.

          All Protective Advances shall be additional Obligations secured by this Deed of Trust and shall become immediately due and payable upon demand and with interest thereon from the date of the advance until paid at the Default Rate. This Deed of Trust shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Deed of Trust is recorded.

          All Protective Advances shall, except to the extent, if any, that any of the same is clearly contrary to or inconsistent with the applicable provisions of law, apply to and be included in: (a) any determination of the amount of indebtedness secured by this Deed of Trust at any time; (b) the indebtedness found due and owing to Beneficiary in the judgment of foreclosure and any subsequent supplemental judgments, orders, adjudications or findings by the court of any additional indebtedness becoming due after such entry of judgment, it being agreed that in any foreclosure judgment, the court may reserve jurisdiction for such purpose; and (c) application of income in the hands of any receiver or mortgagee in possession.

     4.12 Appointment as Attorney-in-Fact. Trustor constitutes and appoints Beneficiary as Trustor's attorney-in-fact, at Beneficiary's election, with full authority in the place and stead of Trustor and in the name of Trustor, Beneficiary or otherwise, from time to time after the occurrence of an Event of Default, to perform any action and to execute and record any instrument deemed necessary, advisable or incidental to accomplish the purposes of this Deed of Trust, including without limitation in connection with exercising remedies and effectuating the actions described in this Article 4, in each instance only to the extent Trustor has failed to comply with the provisions of this Deed of Trust. Such appointment is irrevocable and coupled with an interest until payment in full and complete performance of all the Obligations. Beneficiary may appoint a substitute attorney-in-fact. Trustor ratifies all actions taken by the attorney-in-fact but, nevertheless, if Beneficiary requests, Trustor will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect such ratification.

                                   ARTICLE 5.
                               GENERAL PROVISIONS

     5.1 Extension; Release. The lien hereof shall remain in full force and effect during any postponement or extension of the time of payment of the Obligations, or of any part thereof, and any number of extensions or modifications hereof, or any renewals, modifications, extensions, replacements or substitutions of the Notes or any additional notes taken by Beneficiary or any Holder, shall not affect the lien hereof or the liability of Trustor or of any subsequent obligor to pay the Obligations, unless and until such lien or liability shall have been expressly released in writing by Beneficiary by proper instrument in accordance with the terms of the Indenture. Upon written request from Beneficiary, Trustee shall fully reconvey, without warranty, this Deed of Trust and the lien hereof by proper instrument in accordance with the terms of the Indenture. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Beneficiary shall have no obligation to record any release instrument.

     5.2 Trustor. This Deed of Trust and all provisions hereof, shall extend to and be binding upon Trustor and all persons claiming under or through Trustor. Whenever in this Deed of Trust there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the heirs, executors and administrators or successors and assigns (as the case may be) of Trustor, Trustee and Beneficiary. Trustor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for such Trustor.

     5.3 Additional Documents. Trustor agrees that upon request of Beneficiary it will from time to time and at its expense execute, acknowledge and deliver all such additional instruments and further assurances of title and will do or cause to be done all such further acts and things as may be reasonably necessary or desirable to fully protect, preserve, perfect and maintain the security of Beneficiary hereunder and otherwise effectuate the intent of this Deed of Trust.

     5.4 Statute of Limitations. To the fullest extent allowed by law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

     5.5 Severability. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Deed of Trust shall not affect the remaining portions of this Deed of Trust or any part thereof, and the same shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs, if any, had not been inserted herein. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the Obligations secured hereby, or if the lien is invalid or unenforceable as to any part of the Trust Property, the unsecured or partially secured portion of such Obligations shall be completely paid prior to the payment of the remaining and secured or partially secured portion of such Obligations, and all payments made on such Obligations, whether voluntary or under foreclosure, trustee's sale, or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of such indebtedness which is not secured or fully secured by the lien of this Deed of Trust.

     5.6 Interaction with Indenture.
         --------------------------

         (a) Incorporation by Reference. Any capitalized term used in this Deed of Trust without definition, but defined in the Indenture, shall have the same meaning here as in the Indenture.

         (b) Conflicts. Notwithstanding any other provision of this Deed of Trust to the contrary, the terms and provisions of this Deed of Trust shall be subject and subordinate to the terms of the Indenture. To the extent that the Indenture provides Trustor with a particular cure or notice period, or establishes any limitations or conditions on Beneficiary's actions with regard to a particular set of facts, Trustor shall be entitled to the same cure periods and notice periods, and Beneficiary shall be subject to the same limitations and conditions, under this Deed of Trust, as under the Indenture, in place of the

--------------------------------------------------------------------------------
cure periods, notice periods, limitations and conditions provided for under this Deed of Trust; provided, however, that such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Indenture and this Deed of Trust. In the event of any conflict or inconsistency between the provisions of this Deed of Trust and those of the Indenture, including without limitation any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture shall govern.

     5.7 Other Collateral. This Deed of Trust is one of a number of security agreements to secure the debt delivered by or on behalf of Trustor pursuant to the Indenture and the other Collateral Documents and securing the Obligations secured hereunder. All potential junior Lien claimants are placed on notice that, under any of the Collateral Documents or otherwise (such as by any separate future unrecorded agreement between Trustor and Beneficiary), other collateral for the Obligations secured hereunder (i.e., collateral other than the Trust Property) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Deed of Trust. Such a release would decrease the amount of collateral securing the same indebtedness, thereby increasing the burden on the remaining Trust Property created and continued by this Deed of Trust. No such release shall impair the priority of the lien of this Deed of Trust. By accepting its interest in the Trust Property, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this paragraph shall impose any obligation upon Beneficiary.

     5.8 Notices. All notices and other communications under this Deed of Trust shall be in writing, except as otherwise provided in this Deed of Trust. A notice, if in writing, shall be considered as properly given if given in accordance with the provisions of Annex B attached hereto.

     5.9 No Waiver of Remedies. By accepting payment of any amount secured hereby after its due date, or an amount which is less than the amount then due, or performance of any obligation required hereunder after the date required for such performance, Beneficiary does not waive its right to require prompt payment or performance when due of all other amounts or obligations so secured or to declare a default by reason of the failure to so pay or perform.

     5.10 Trustee's Powers. At any time or from time to time without liability therefor and without notice to Trustor, upon written request of Beneficiary and presentation of the original or certified copies of this Deed of Trust, and without affecting the personal liability of any person for payment of the Obligations secured hereby or the effect of this Deed of Trust upon the remainder of the Trust Property, Trustee may (a) release any part of the Trust Property, (b) consent in writing to the making of any map or plat of all or any part of the Property, (c) join in granting any easement on any part of the Trust Property, or (d) join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust.

     5.11 Beneficiary's Powers. Without affecting the liability of Trustor or any other person liable for the payment of any Obligation secured hereby, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of all unpaid Obligations, Beneficiary may, from time to time and without notice (a) release any person so liable, (b) extend the maturity or alter any of the terms of any such obligation, or join in any agreement modifying the terms of the Indenture or any Transaction Document, (c) waive any provision hereof or

--------------------------------------------------------------------------------
grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed, at any time at Beneficiary's option, all or any part of the Trust Property, (e) take or release any other or additional security for any obligation herein mentioned, (f) make compositions or other arrangements with debtors in relation thereto, or (g) subordinate the lien or charge of this Deed of Trust.

     5.12 Additional Security. If Beneficiary at any time holds additional security for any of the Obligations secured hereby, all such security shall be taken, considered and held as cumulative, and Beneficiary may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently with the exercise of any of its rights or remedies hereunder or after a sale is made hereunder. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness secured hereby shall not diminish the force, effect or impair the liability of any maker, surety or endorser for the payment of any such indebtedness.

     5.13 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not to be construed as a part of this Deed of Trust.

     5.14 Trust Irrevocable; No Offset. The Trust created hereby is irrevocable by Trustor. No offset or claim that Trustor now has or may in the future have against Beneficiary or Trustee shall relieve Trustor from paying the amounts or performing the Obligations contained herein or secured hereby.

     5.15 Corrections. Trustor shall, upon request of Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interest hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

     5.16 Attorneys' Fees. All references to "attorneys' fees" in this Deed of Trust shall include, without limitation, such reasonable amounts as may then be charged by Beneficiary for legal services furnished by attorneys in the employ of Beneficiary (including reasonable charges for in-house counsel).

     5.17 Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

     5.18 Authorization to Rely. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary setting forth any fact or facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

     5.19 GOVERNING LAW. THIS DEED OF TRUST, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCEPT

--------------------------------------------------------------------------------

THAT, FOR PURPOSES OF DETERMINING THE CREATION, VALIDITY, PRIORITY AND ENFORCEMENT OF THE LIEN CREATED HEREBY AND THE EXERCISE OF REMEDIES HEREUNDER IN CONNECTION WITH SUCH LIEN, THE LAWS OF THE STATE OF COLORADO SHALL GOVERN.

     5.20 Time of Essence. Time is of the essence of this Deed of Trust and of every part hereof of which time is an element.

     5.21 Future Advances. To the extent Beneficiary may make advances pursuant hereto or to the terms of the Indenture, the parties hereto acknowledge and intend that all such advances, if any, whenever hereafter made, shall be secured by this Deed of Trust with the same priority as the initial amounts advanced and secured by this Deed of Trust.

     5.22 Actions by Beneficiary to Preserve. Should an Event of Default occur, Beneficiary, in its own discretion, without obligation so to do and without further notice to or demand upon Trustor and without releasing Trustor from any Obligation, may make or do the same in such manner and to such extent as it may deem necessary or desirable to protect the security hereof. In connection therewith (without limiting Beneficiary's general powers), Beneficiary shall have and is hereby given the right, but not the obligation (a) to enter upon and take possession of the Trust Property, (b) to make additions, alterations, repairs and improvements to the Trust Property which it may consider necessary, desirable or proper to keep the Trust Property in good condition and repair the same as needed, (c) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary hereunder, (d) to pay, purchase, contest or compromise any encumbrance, claim, charge, Lien or debt which in the judgment of Beneficiary may affect or appear to affect the security of this Deed of Trust or be or appear to be prior or superior hereto, and (e) in exercising such powers, to pay necessary expenses and employ necessary or desirable consultants including without limitation in connection with applying for gaming approvals under applicable Gaming Laws and approvals for transfers of ownership for any Liquor License.

     5.23 Reimbursement. Trustor shall pay immediately upon demand all sums expended for expenses paid or incurred by Beneficiary, including without limitation court costs, expenses for evidence of title, appraisals and surveys, license fees, trustees' fees and reasonable attorneys' fees (including charges for in-house counsel), under any of the terms of this Deed of Trust, including without limitation the provisions of Section 5.22 hereof, together with interest on the amount of each expenditure from the date of such expenditure at the Default Rate.

     5.24 Usury Savings Clause. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to the transaction of which this Deed of Trust is a part. All agreements between Trustor and Beneficiary, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid by Trustor for the use, forbearance or detention of the money to be loaned or advanced under the Indenture, the Notes, this Deed of Trust, any other Collateral Document, or any other agreement or instrument relating thereto, or for the payment or performance of any covenant or obligation contained herein or therein, exceed the maximum amount permissible under applicable federal or state usury laws. If

--------------------------------------------------------------------------------
under any circumstances whatsoever fulfillment of any such provision, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity. If under any circumstances Trustor shall have paid an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing in respect of the Obligations and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and any other amounts due hereunder, the excess shall be refunded to Trustor. All sums paid or agreed to be paid for the use, forbearance or detention of the principal under any extension of credit or advancement of funds by Beneficiary or any Holder shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, prorated, allocated and spread from the date of the Indenture until payment in full of the Obligations so that the actual rate of interest on account of such principal amounts is uniform throughout the term hereof.

     5.25 Jurisdiction and Venue. At the sole option of Beneficiary, any action concerning this Deed of Trust or any other Transaction Document may be brought in the Colorado District Court for the County in which the Beneficiary is located or in the United States District Court for the District of Colorado, and Trustor consents to venue and personal jurisdiction with respect thereto.

     5.26 Waiver of Jury Trial. Trustor hereby waives any right to jury trial of any claim, cross-claim or counter-claim relating to or arising out of or in connection with this Deed of Trust and/or any of the other Transaction Documents.

     5.27 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Trustor hereby waives all rights to any homestead or other exemption to which Trustor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

     5.28 Construction Deed of Trust. This Deed of Trust secures indebtedness for construction purposes as described in Section 4-9-313, Colorado Revised Statutes (1973), as amended.

     5.29 Gaming Laws. The grant of, and terms and provisions of, this Deed of Trust, including, but not limited to, all rights and remedies of Beneficiary and powers of attorney and appointment, are expressly subject to all laws, statutes, regulations and orders affecting limited gaming or the sale of liquor (collectively, the "Gaming Laws"), in the State of Colorado, which may include, but not be limited to, the necessity for Beneficiary to obtain the prior approval of the regulatory agencies enforcing the Gaming Laws before taking any action hereunder and to be licensed by such regulatory agencies before exercising certain rights and remedies hereunder.

     5.30 Entire Agreement; Amendments. This Deed of Trust sets forth the entire understanding and agreement among the parties hereto, and shall supersede any other understandings and agreements (written or oral) among the parties hereto with respect to the to the subject matter of this Deed of Trust. No amendment or modification to, or waiver, discharge or release of, any terms of this Deed of Trust, shall be valid unless in writing and executed and delivered by the Trustor, the Trustee and the Beneficiary.

--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, Trustor has duly executed and delivered this Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Rents, Leases and Leasehold Interests (Gilpin County, Colorado) as of the day and year first written above.

                                  WINDSOR WOODMONT BLACK HAWK
                                  RESORT CORP.,
                                  a Colorado corporation



                                  By:  /s/  Daniel P. Robinowitz
                                     ---------------------------
                                            Daniel P. Robinowitz
                                            President

--------------------------------------------------------------------------------

                                 ACKNOWLEDGMENT


STATE OF NEW YORK    )
                     ) ss.
COUNTY OF NEW YORK   )

     The foregoing instrument was acknowledged before me this 14th day of March 2000, by Daniel P. Robinowitz as President of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation.


                                      WITNESS my hand and official seal.

                                      By:  /s/  April Blanshaft
                                         ----------------------------
                                                April Blanshaft


                                      My commission expires
                                                           --------------------

                                    EXHIBIT A

             (Attached to and forming a part of the Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment
   of Rents, Leases and Leasehold Interests, dated as of March 14, 2000 to the
             Public Trustee of the County of Gilpin, Colorado, from
          Windsor Woodmont Black Hawk Resort Corp., for the benefit of
                           SunTrust Bank, as Trustee)

                                LEGAL DESCRIPTION
                                -----------------

                             [see attached document]

--------------------------------------------------------------------------------

                                    Exhibit A

                                Legal Description

LOT 1
-----

A TRACT OF LAND IN THE SOUTH ONE-HALF OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, BEING A PART OF THE HUDDLESTON EXTENSION, THE ELEPHANT LODE, THE EAGLE NEST LODE, AND CERTAIN TRACTS ON THE WEST SIDE OF RICHMAN STREET, ALL BEING PART OF THE LANDS DESCRIBED IN BOOK 627 PAGE 226, BOOK 627 PAGE 228, BOOK 627 PAGE 230, BOOK 627 PAGE 232, BOOK 627 PAGE 237, BOOK 627 PAGE 241, BOOK 627 PAGE 254, AND BOOK 628 PAGE 35, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH BEARS N42(degree)06'59"E A DISTANCE OF 628.59 FEET FROM CORNER NO. 21 OF THE SECURITY PLACER, MINERAL SURVEY NO. 5664;
THENCE ALONG THE FOLLOWING COURSES:
THENCE S00(degree)45'35"E. A DISTANCE OF 177.47 FEET TO A POINT;
THENCE ON A NON-TANGENT CURVE TO THE RIGHT CONTAINING A CENTRAL ANGLE OF 35(degree)49'51", A RADIUS OF 255.50 FEET, AN ARC LENGTH OF 159.78 FEET, A CHORD BEARING OF S17(degree)09'20"W, A CHORD DISTANCE OF 157.19 FEET TO A POINT; THENCE S64(degree)30'00"W, A DISTANCE OF 75.71 FEET TO A POINT;
THENCE ON A CURVE TO THE RIGHT CONTAINING A CENTRAL ANGLE OF 10(degree)53'05", A RADIUS OF 1298.20 FEET, AN ARC LENGTH OF 246.63 FEET, A CHORD BEARING OF N56(degree)49'58"W, A CHORD DISTANCE OF 246.26 FEET TO A POINT;
THENCE N51(degree)27'30"W, A DISTANCE OF 241.02 FEET TO A POINT;
THENCE N29(degree)11'40"E, A DISTANCE OF 12.36 FEET TO A POINT;
THENCE N53(degree)19'44"W, A DISTANCE OF 117.41 FEET TO A POINT;
THENCE N52(degree)30'00"E, A DISTANCE OF 571.84 FEET TO A POINT;
THENCE S17(degree)13'38"E, A DISTANCE OF 79.93 FEET TO A POINT;
THENCE ON A CURVE TO THE LEFT CONTAINING A CENTRAL ANGLE OF 10(degree)02'07", A RADIUS OF 219.50 FEET, AN ARC LENGTH OF 38.45 FEET, A CHORD BEARING OF S22(degree)14'42"E, A CHORD DISTANCE OF 38.40 FEET TO A POINT;
THENCE S27(degree)15'45", A DISTANCE OF 181.68 FEET TO A POINT;
THENCE ON A CURVE TO THE RIGHT CONTAINING A CENTRAL ANGLE OF 26(degree)30'10", A RADIUS OF 180.50 FEET, AN ARC LENGTH OF 83.49 FEET, A CHORD BEARING OF S14(degree)00'40", A CHORD DISTANCE OF 82.75 FEET TO THE POINT OF BEGINNING, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL R
--------

     TRACT OF LAND SITUATE ON THE EAST SIDE OF RICHMAN STREET IN THE CITY OF BLACK HAWK, DESCRIBED AS FOLLOWS:
     STARTING AT HIGHWAY #119 RIGHT-OF-WAY MONUMENT STATION 842+40; THENCE NORTH 23(degree)21'40" WEST, 142.92 FEET TO THE NORTHWEST CORNER OF TRACT DESCRIBED IN BOOK 279 AT PAGE 221; THENCE NORTH 13(degree)46'40" EAST,
     125.23 FEET TO THE POINT OF BEGINNING ON THE NORTH LINE OF TRACT #4 DESCRIBED IN BOOK 269 AT PAGE 309, WHENCE BY RECORD THE JENNIE BLANCHE, SUR. #551, COR. #4 BEARS SOUTH 4(degree)07'40" EAST, 34.8 FEET AND A WALL CORNER BEARS EAST 1.6 FEET; THENCE NORTH 3(degree)03' WEST, 66.55 FEET ALONG WALL LINE; THENCE NORTH 1(degree)40'40" WEST 45.44 FEET ALONG WALL LINE; THENCE EAST 100 FEET; THENCE SOUTH 1(degree)40'40" WEST45.44 FEET; THENCE SOUTH 3(degree)03' EAST, 66.55 FEET; THENCE WEST 100 FEET, MORE OF LESS, ALONG THE NORTH BOUNDARY LINE OF TRACT #4 AS DESCRIBED IN BOOK 269 AT PAGE 309, TO THE POINT OF BEGINNING, COUNTY OF GILPIN, STATE OF COLORADO

PARCEL S
--------

          THAT TRACT OF LAND AS DESCRIBED IN DEED RECORDED AUGUST 4, 1970, IN BOOK 267 AT PAGE 402, GILPIN COUNTY, COLORADO, DESCRIBED AS FOLLOWS: A TRACT OF LAND ADJOINING THE EASTERLY SIDE OF RICHMAN STREET, MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A POINT ON THE NORTHERLY SIDE LINE OF JENNIE BLANCHE LODE MINING CLAIM, UNITED STATES MINERAL SURVEY NO. 551, 150 FEET EASTERLY OF CORNER NO. 4 OF SAID CLAIM, THENCE WEST TO THE EASTERLY BOUNDARY OF SAID RICHMAN STREET; THENCE SOUTHERLY ALONG THE SAID BOUNDARY OF RICHMAN STREET TO A 1/2 INCH REBAR WHICH BEARS SOUTH 20(degree)24' WEST 92.7 FEET FROM A CAPPED REBAR MARKED 4/551, BEING CORNER NO. 4 OF SAID SURVEY NO. 551; THENCE SOUTH 68(degree)06' EAST TO A POINT OF INTERSECTION IN THE WESTERLY END OF SAID SURVEY NO. 551; THENCE NORTHERLY TO SAID CORNER NO. 4 OF SAID SURVEY NO. 551; THENCE EASTERLY ALONG THE NORTHERLY LINE OF SAID SURVEY NO. 551 TO THE POINT OF BEGINNING; EXCEPT ANY PORTION THEREOF AS MAY CONFLICT WITH THE BRYAN TRACT, BLACK HAWK CITY TITLE, COUNTY OF GILPIN, STATE OF COLORADO

PARCEL S-1
----------

          THAT PORTION OF THE BRYAN LODE OR TRACT, AS DESCRIBED IN DEED RECORDED NOVEMBER 25, 1898, IN BOOK 135 AT PAGE 274, CITY OF BLACK HAWK, LYING WITHIN THE BOUNDARIES OF PARCEL S, ABOVE, COUNTY OF GILPIN, STATE OF COLORADO

PARCEL T
--------

          THAT PART OF THE JENNIE BLANCHE LODE MINING CLAIM, UNITED STATES SURVEY NO. 551, LYING WESTERLY OF A LINE THAT IS PARALLEL TO THE ENDLINES OF SAID MINING CLAIM AND INTERSECTS THE NORTHERLY SIDE LINE THEREOF AT A POINT 150 FEET EASTERLY OF CORNER NO. 4 OF SAID JENNIE BLANCHE LODE MINING CLAIM, EXCEPT THAT PART DESCRIBED AS FOLLOWS: A TRACT OF LAND IN THE SOUTH 1/2 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, BEING A PART OF THE JENNIE BLANCHE LODE, MINERAL SURVEY NO. 551, FROM WHICH POINT OF BEGINNING CORNER NO. 3 OF SAID JENNIE BLANCHE LODE BEARS S19(degree)45'00"E A DISTANCE OF 11.28. FEET, AND THE WEST 1/4 CORNER OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST BEARS N72(degree)03'49"W, 3364.64 FEET, AND CORNER NO. 21 OF THE SECURITY PLACER, MINERAL SURVEY NO. 5864 BEARS S 75(degree)48'09" W A DISTANCE OF 535.15 FEET; THENCE N19(degree)45'00"W ALONG LINE 3-4 OF SAID JENNIE BLANCHE LODE A DISTANCE OF 17.17 FEET, THENCE S 87(degree)50'51"E, PARALLEL WITH AND 3 FEET NORTHERLY OF A CONCRETE RETAINING WALL, A DISTANCE OF 6.15 FEET; THENCE S1(degree)14'25"W, PARALLEL WITH AND 3 FEET EASTERLY OF A CONCRETE RETAINING WALL, A DISTANCE OF 15.93 FEET TO A POINT ON SAID LINE 3-4, THE POINT OF BEGINNING, AND EXCEPT ANY PORTION THEREOF LYING WESTERLY OF THE EASTERLY BOUNDARY OF RICHMAN STREET AS DETERMINED BY THE BOUNDARY AGREEMENT WITH THE CITY OF BLACK HAWK WHICH IS TO BE RECORDED, AND EXCEPT ANY PORTION CONVEYED TO RICHMAN PROPERTIES LIMITED LIABILITY COMPANY BY BOUNDARY SETTLEMENT AND REAL PROPERTY TRADE AGREEMENT RECORDED JUNE 29,1998, IN BOOK 644, PAGE 409. AND EXCEPT ANY PORTION CONVEYED BY DEEDS RECORDED IN BOOK 644 AT PAGES 402, 405, AND 407, COUNTY OF GILPIN, STATE OF COLORADO

WHICH PROPERTY, PARCELS R, S, S-1 AND T, ARE ALSO DESCRIBED AS FOLLOWS:

     A TRACT OF LAND IN THE SOUTH 1/2 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, WHICH BEGINS AT A POINT ON THE EAST LINE OF RICHMAN STREET, AND FROM WHICH POINT OF BEGINNING THE WEST 1/4 CORNER OF SAID SECTION 7 BEARS N72(degree)30'37"W, 3271.41 FEET, AND CORNER NO. 21 OF THE SECURITY PLACER, MINERAL SURVEY NO. 5864 BEARS S67(degree)10'39"W A DISTANCE OF 475.05 FEET; THENCE N13(degree)21'00"E ALONG SAID EAST LINE OF RICHMAN STREET A DISTANCE OF 116.56 FEET TO A POINT; THENCE LEAVING SAID EAST LINE OF RICHMAN STREET, N90(degree)00'00"E A DISTANCE OF 8.06 FEET;
     THENCE N3(degree)03'00"W A DISTANCE OF 72.83 FEET;
     THENCE N1(degree)40'40"E A DISTANCE OF 45.44 FEET;
     THENCE N90(degree)00'00"E A DISTANCE OF 100.00 FEET;
     THENCE S1(degree)40'40"W A DISTANCE OF 45.44 FEET;
     THENCE S03(degree)03'00"E A DISTANCE OF 72.83 FEET;
     THENCE N90(degree)00'00"E A DISTANCE OF 64.87 FEET TO A POINT ON LINE 4-5 OF THE JENNIE BLANCHE LODE, MINERAL SURVEY NO. 551;
     THENCE S19(degree)45'00"E A DISTANCE OF 1590.90 FEET TO A POINT ON LINE 2-3 OF SAID JENNIE BLANCHE LODE;
     THENCE S76(degree)30'00"W ALONG SAID LINE 2-3 A DISTANCE OF 150.00 FEET TO CORNER NO. 3 OF SAID JENNIE BLANCHE LODE; THEN N19(degree)45'00"W ALONG LINE 3-4 OF SAID JENNIE BLANCHE LODE, A DISTANCE OF 11.28 FEET;
     THENCE N01(degree)14'25"E, PARALLEL WITH AND 3 FEET EASTERLY OF A CONCRETE WALL, A DISTANCE OF 15.93 FEET;
     THENCE N87(degree)50'51"W, PARALLEL WITH AND 3 FEET NORTH OF SAID WALL, A DISTANCE OF 6.15 FEET TO A POINT ON SAID LINE 3-4 OF SAID JENNIE BLANCHE LODE;
     THENCE N19(degree)45'00" ALONG SAID LINE A DISTANCE OF 8.25 FEET;
     THENCE N68(degree)06'00"W A DISTANCE OF 77.99 FEET TO THE POINT OF
     BEGINNING.

PARCEL A:
---------

     THE BRYAN LODE OR TRACT, AS DESCRIBED IN DEED RECORDED NOVEMBER 25, 1898, IN BOOK 135 AT PAGE 274, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, AND EXCEPT ANY PORTION THEREOF IN CONFLICT WITH RICHMAN STREET, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL B:
---------

     THE LIBRA LODE AND DUMP SITE MINING CLAIM, AS DESCRIBED IN DEED RECORDED DECEMBER 31, 1898, IN BOOK 140 AT PAGE 304, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL C:
---------

     ALL THAT PORTION OF SURVEY 880, LITTLE SILVER LODE, NOT IN CONFLICT WITH SURVEYS 81, 82, 602, 928, 5173 AND 7626, GILPIN COUNTY, COALEY, MAHASKA, LINDEN CASTLE, LULU, MOUNTAIN LION AND DEMOCRAT LODES, ALSO THE BRYAN, GALENA AND BLACK JACK LODES AND THE S.E. 1/4 OF THE N.E. 1/4 OF SEC. 7, T.3S., R.72W. OF THE 6TH P.M. THE SAID SURVEY NO. 880 LITTLE SILVER LODE, BEING BOUNDED AND DESCRIBED AS FOLLOWS, TO WIT;
     BEGINNING AT CO. NO. 1 WHENCE THE N.E. COR. SEC. 7, T.3S., R.72W. OF THE 6TH P.M. BEARS N. 6(degree)39'40" E., 3144.42 FT., THENCE S. 59(degree)15'W., 1500 FT. TO COR. NO. 2, THENCE S. 30(degree)45'E, 150 FT. TO COR. NO. 3, THENCE N. 59(degree)15' E, 1500 FT. TO COR. NO. 4, THENCE N. 30(degree)45'W., 150 FT. TO CORNER NO. 1, THE PLACE OF BEGINNING, AS DESCRIBED IN DEED RECORDED NOVEMBER 20, 1905, IN BOOK 158 AT PAGE 219,
     CITY OF BLACK HAWK,
     AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL D:
---------

     THE PETRIKIN TRACT, AS DESCRIBED IN DEED RECORDED OCTOBER 14, 1908, IN BOOK 170 AT PAGE 165,
     CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER,
     CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL E:
---------

     THE MARTELLO AND SCHOENHERR TRACT, AS DESCRIBED IN DEED RECORDED FEBRUARY 5, 1917, IN BOOK 170 AT PAGE 389, CITY OF BLACK HAWK, EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE
     CITY OF BLACK HAWK,
     RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL F:
---------

     THE COALEY LODE MINING CLAIM, U.S. SURVEY NO. 82, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26, 1971, IN BOOK 270 AT PAGE 461, EXCLUSIVE OF THE SURFACE AREA INCLUDED WITHIN THE BOUNDARIES SURVEY NO. 81, AS EXCLUDED IN SAID PATENT, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL G:
---------

     THE GILPIN COUNTY TUNNEL OR LODE MINING CLAIM, U.S. SURVEY NO. 81, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26, 1971, IN BOOK 270 AT PAGE 466, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL H:
---------

     THE WHEELER TUNNEL LODE MINING CLAIM, U.S. SURVEY NO. 531, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26, 1971, IN BOOK 270 AT PAGE 471,
     EXCEPT ANY PORTION EMBRACED IN SURVEY NO. 82, AS EXCEPTED IN SAID PATENT, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL I:
---------

     THE MAHASKA LODE MINING CLAIM, U.S. SURVEY NO. 602, AS DESCRIBED IN U.S. PATENT RECORDED MARCH 26, 1971, IN BOOK 270 AT PAGE 476, EXCEPTING ANY PORTION EMBRACED IN SURVEY NOS. 81, 82, 291 AND 551, AS EXCEPTED IN SAID PATENT, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL J:
---------

     THE JENNIE BLANCHE LODE MINING CLAIM, U.S. SURVEY NO. 551, AS DESCRIBED IN U.S. PATENT RECORDED IN BOOK 76 A PAGE 180, EXCEPT THAT PART OF THE SURFACE THEREOF IN CONFLICT WITH THE GILPIN COUNTY LODE MINING CLAIM, U.S. SURVEY NO. 81, AND EXCEPT THAT PART THEREOF LYING WESTERLY OF A LINE THAT IS PARALLEL TO AN ENDLINE OF SAID JENNIE BLANCHE LODE AND INTERESTS THE NORTHERLY SIDELINE THEREOF AT A POINT 150 FEET EASTERLY OF CORNER NO. 4 OF SAID JENNIE BLANCHE LODE, AS EXCEPTED IN DEED RECORDED MAY 12, 1972, IN BOOK 277 AT PAGE 178,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL K:
---------

     THE DEMOCRAT LODE MINING CLAIM, U.S. SURVEY NO. 7626, AS DESCRIBED IN U.S. PATENT RECORDED SEPTEMBER 14, 1898, IN BOOK 136 AT PAGE 9,
     EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NOS. 81, 82, 211, 531, 602, 928 AND EXCEPT A PORTION OF THE REPUBLICAN LODE CLAIM UNSURVEYED, AS EXCEPTED IN SAID PATENT,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL L:
---------

     THE GALENA LODE MINING CLAIM, AS DESCRIBED IN DEED RECORDED NOVEMBER 20, 1920, IN BOOK 170 AT PAGE 459; EXCEPTING ANY CONFLICTS WITH SURVEY NO. 82; COALEY LODE, SURVEY NO. 81; GILPIN COUNTY LODE, SURVEY NO. 928; LINDEN CASTLE LODE, SURVEY NO. 602; MAHASKA LODE, SURVEY NO. 5173; MOUNTAIN LION AND LULU LODES; THE DEMOCRAT AND SHENANDOAH VALLEY LODES; AND THE AGRICULTURAL PATENT TO THE SE 1/4 OF THE NE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., AS EXCEPTED IN SAID DEED;
     CITY OF BLACK HAWK; AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL M:
---------

     THE MOUNTAIN LION,
     CITY OF BLACK HAWK,
     EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL N:
---------

     THE LULU,
     CITY OF BLACK HAWK,
     EXCEPT ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARIES OF THE CITY OF BLACK HAWK,
     AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, EXCEPT ANY PORTION THEREOF CONVEYED TO MAHOGANY RIDGE LIMITED PARTNERSHIP, A COLORADO LIMITED PARTNERSHIP, BY BILL OF SALE RECORDED FEBRUARY 1, 2000 IN BOOK 687 AT PAGE 193,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL O:
---------

     THE JENNIE BLANCHE EXTENSION TRACT, AS DESCRIBED IN DEED RECORDED AUGUST 1, 1996, IN BOOK 605 AT PAGE 15,
     CITY OF BLACK HAWK,
     EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL P:
---------

     THE SHENANDOAH VALLEY LODE, AS DESCRIBED AUGUST 1, 1996, IN BOOK 605 AT PAGE 16,
     CITY OF BLACK HAWK,
     EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL Q:
---------

     THE MAYFLOWER TUNNEL A/K/A MAY FLOWER LODE, AS DESCRIBED AUGUST 1, 1996, IN BOOK 605 AT PAGE 14,
     CITY OF BLACK HAWK,
     EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL X
--------

     THE KLONDYKE LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED JANUARY 18, 1900, IN BOOK 135 AT PAGE 401, EXCLUSIVE OF ITS CONFLICT WITH THE COALEY LODE, SURVEY NO. 82; THE WHEELER TUNNEL LODE, SURVEY NO. 531; THE LINDEN CASTLE LODE, SURVEY NO. 928; THE DEMOCRAT LODE, SURVEY NO. 7626; THE BRYAN LODE; THE SILVER DIME LODE; AND EXCLUSIVE OF ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARY OF THE TOWNSITE OF BLACK HAWK, AS EXCEPTED IN SAID DEED; AND EXCEPT ANY PORTION NOT CONVEYED BY DEED RECORDED MAY 31, 1968, IN BOOK 259 AT PAGE 3,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.

PARCEL Y
--------

     THE BLACK BEAR LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED FROM CITY OF BLACK HAWK RECORDED AUGUST 9, 1902, IN BOOK 153 AT PAGE 37, EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NO. 7626, DEMOCRAT LODE; SURVEY NO. 211, RADICAL LODE; MISSOURI LODE, ELEPHANT LODE; AND LION LODE, AS EXCEPTED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.

PARCEL Z
--------

     MARY TRACT, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED SEPTEMBER 10, 1902, IN BOOK 153 AT PAGE 59,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.

PARCEL AA
---------

     THE SURFACE GROUND OF THE BLACK JACK LODE MINE, BLACK HAWK, CITY TITLE, AS DESCRIBED IN DEED RECORDED IN BOOK 121 AT PAGE 211, EXCEPT ANY PORTION THEREOF CONVEYED TO THE COUNTY OF GILPIN BY THAT RIGHT OF WAY DEED RECORDED, DECEMBER 15, 1989, IN BOOK 213 AT PAGE 90,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.


PARCEL BB
---------

     THE LINDEN CASTLE LODE MINING CLAIM, U.S. SURVEY NO. 928, AS DESCRIBED IN UNITED STATES PATENT RECORDED APRIL 9, 1920, IN BOOK 187 AT PAGE 105, EXCEPTING THEREFROM ANY PORTION THEREOF EMBRACED IN MINING CLAIMS OR SURVEY NOS. 82, 531, OR 602, OR THE GALENA LODE CLAIM, OR THAT PORTION OF THE CLAIM EMBRACED IN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 8, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M.,
     COUNTY OF GILPIN, STATE OF COLORADO.


PARCEL CC
---------

     THAT PORTION OF THE LION LODE MINING CLAIM, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED MARCH 19, 1998, IN BOOK 637 AT PAGE 14, LYING EAST OF RICHMAN STREET, CITY OF BLACK HAWK, EXCEPT ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARIES OF THE PATENTS FOR THE CITY OF BLACK HAWK, CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL DD
---------

     THE PRINCE HENRY LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED FORM THE CITY OF BLACK HAWK RECORDED AUGUST 9, 1902, IN BOOK 153 AT PAGE 37; EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NO. 7626, DEMOCRAT LODE; SURVEY NO. 211, RADICAL LODE; MISSOURI LODE; ELEPHANT LODE; AND LION LODE, AS EXCEPTED IN SAID DEED; AND EXCEPT THAT PART OF THE SAID PRINCE HENRY LODE DESCRIBED AS FOLLOWS:
          BEGINNING AT CORNER NO. 3 OF THE LION LODE, CITY TITLE, BOOK A, PAGE 111, FROM WHICH POINT CORNER NO. 4 OF THE CHAMPION LODE, SURVEY NO. 229, BEARS N85(degree)51'37"W A DISTANCE OF 543.34 FEET; THENCE N69(degree)04'W ALONG LINE 3-4 OF SAID LION LODE, A DISTANCE OF 44.58 FEET TO ITS INTERSECTION WITH THE NORTHWESTERLY LINE OF SAID PRINCE HENRY LODE; THENCE N55(degree)52'E ALONG SAID NORTHWESTERLY LINE A DISTANCE OF 383.13 FEET TO A POINT ON LINE 4-3 OF THE DEMOCRAT LODE, SURVEY NO. 626; THENCE S80(degree)40'E ALONG SAID LINE 4-3 A DISTANCE OF 96.06 FEET TO A POINT ON NORTHWESTERLY LINE OF THE LINE A DISTANCE OF 150.77 FEET TO THE MOST WESTERLY CORNER OF SAID LODE; THENCE S45(degree)53'E ALONG THE SOUTHWESTERLY LINE OF SAID LODE A DISTANCE OF 81.32 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF SAID PRINCE HENRY LODE; THENCE S55(degree)52'W ALONG SAID LINE A DISTANCE OF
          281.35 FEET TO A POINT ON LINE 3-4 OF THE ELEPHANT LODE, CITY TITLE; THENCE N39(degree)35'W ALONG SAID LINE A DISTANCE OF 53.77 FEET TO CORNER NO. 4 OF SAID ELEPHANT LODE; THENCE N40(degree)31'56"W A DISTANCE OF 60.31 FEET TO THE POINT OF BEGINNING,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.

PARCEL EE
---------

     AN EASEMENT OVER AND ACROSS THE LEOPOLD LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN DEED RECORDED JULY 11, 1902, IN BOOK 150 AT PAGE 42, EXCEPT ANY PORTION THEREOF LYING OUTSIDE THE BOUNDARIES OF THE LAND DESCRIBED IN THE PATENTS TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456; AND EXCEPT ANY PORTION THEREOF CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO JULY 11, 1902, SAID EASEMENT RECORDED APRIL 29, 1998, IN BOOK 640 AT PAGE 79,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.


PARCEL FF
---------

     THE SOUTH JENNIE BLANCHE LODE, BLACK HAWK CITY TITLE, AS DESCRIBED IN INSTRUMENT RECORDED AUGUST 1, 1996, IN BOOK 605 AT PAGE 15, CITY OF BLACK HAWK,
     COUNTY OF GILPIN,
     STATE OF COLORADO.


PARCEL GG
---------

     THE COALEY LODE MINING CLAIM, U.S. SURVEY NO. 291, AS DESCRIBED IN U.S. PATENT RECORDED IN BOOK 65 AT PAGE 71, EXCEPTING THEREFROM ANY PORTION EMBRACED IN SURVEY NO. 81, AS EXCEPTED IN SAID PATENT,
     COUNTY OF GILPIN,
     STATE OF COLORADO.

PARCEL HH
---------

     A TRACT OF LAND IN THE NE 1/4 OF THE SE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, DESCRIBED AS FOLLOWS:
     BEGINNING AT THE EAST 1/4 CORNER OF SAID SECTION 7; THENCE S00(degree)12'19"W ALONG THE EAST LINE OF SAID SE 1/4 A DISTANCE OF 605.07 FEET TO A POINT ON LINE 4-3 OF THE LIBRA LODE AND DUMP SITE MINING CLAIM, AS DESCRIBED IN BOOK 140 AT PAGE 304; THENCE S39(degree)25'00"W ALONG SAID LINE 4-3 A DISTANCE OF 299.95 FEET TO CORNER NO. 3; THENCE N22(degree)42'00"W ALONG LINE 3-2 OF THE LIBRA LODE AND DUMP SITE MINING CLAIM, AS DESCRIBED IN BOOK 140 AT PAGE 304, A DISTANCE OF 123.00 FEET TO CORNER NO. 2;
     THENCE N8(degree)10'00"E ALONG LINE 2-1 OF SAID LIBRA LODE AND DUMP SITE MINING CLAIM A DISTANCE OF 412.88 FEET TO CORNER NO. 1, WHICH POINT IS ALSO CORNER NO. 10 OF THE MOUNTAIN LION LODE, M. S. NO. 5173;
     THENCE N31(degree)45'00"W ALONG LINE 10-9 OF SAID MOUNTAIN LION LODE A DISTANCE OF 135.61 FEET TO A POINT ON THE SOUTHERLY LINE OF THE PETRIKIN LODE, AS DESCRIBED IN BOOK 170 AT PAGE 165;
     THENCE N90(degree)00'00"E ALONG SAID SOUTHERLY LINE A DISTANCE OF 175.32 FEET TO A CORNER OF SAID LODE;
     THENCE N00(degree)00'00"E ALONG THE EAST LINE OF SAID PETRIKIN LODE A DISTANCE OF 195.10 FEET TO A POINT ON THE NORTH LINE OF THE SE 1/4 OF SAID
     SECTION 7;
     THENCE N86(degree)54'49"E ALONG SAID NORTH LINE A DISTANCE OF 77.59 FEET TO THE POINT OF BEGINNING; EXCEPTING THEREFROM THAT PART OF THE ABOVE DESCRIBED PARCEL DESCRIBED AS COMMENCING AT THE EAST QUARTER CORNER OF SAID
     SECTION 7;
     THENCE S25(degree)56'22"W A DISTANCE OF 285.08 FEET TO THE TRUE POINT OF BEGINNING; THENCE S24(degree)26'34"E A DISTANCE OF 90.00 FEET;
     THENCE S65(degree)33'26"W A DISTANCE OF 30.00 FEET;
     THENCE N24(degree)26'34"W A DISTANCE OF 90.00 FEET;
     THENCE N65(degree)33'26"E A DISTANCE OF 30.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL II
---------

     A TRACT OF LAND IN THE SE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, WHICH BEGINS AT THE INTERSECTION OF LINE 1-2 OF THE SOUTH JENNIE BLANCHE LODE, AS DESCRIBED IN BOOK C AT PAGE 168 OF THE CITY OF BLACK HAWK RECORDS WITH LINE 1-2 OF THE JENNIE BLANCHE EXTENSION TRACT, AS DESCRIBED IN BOOK 605 AT PAGE 15, GILPIN COUNTY RECORDS, FROM WHICH POINT OF BEGINNING THE EAST 1/4 CORNER OF SAID SECTION 7 BEARS N39(degree)20'35"E A DISTANCE OF
     629.18 FEET;
     THENCE N64(degree)00'00"E ALONG SAID LINE 1-2 OF THE JENNIE BLANCHE EXTENSION TRACT A DISTANCE OF 47.94 FEET TO A POINT ON LINE 10-9 OF THE LIBRA LODE AND DUMP SITE MINING CLAIM, AS DESCRIBED IN BOOK 140 AT PAGE 304; THENCE S4(degree)00'00"W ALONG SAID LINE 10-9 A DISTANCE OF 321.94 FEET TO SAID CORNER NO. 9;
     THENCE S35(degree)22'00"E ALONG LINE 9-8 OF SAID LIBRA LODE AND DUMP SITE MINING CLAIM A DISTANCE OF 181.86 FEET TO CORNER NO. 8;
     THENCE S39(degree)25'00"W ALONG LINE 8-7 OF SAID LIBRA LODE AND DUMP SITE MINING CLAIM A DISTANCE OF 590.23 FEET TO CORNER NO. 7;
     THENCE N44(degree)00'00"W A DISTANCE OF 101.33 FEET TO A POINT ON LINE 4-3 OF THE SILVER LODE, AS DESCRIBED IN BOOK A, PAGE 311, CITY OF BLACK HAWK RECORDS;
     THENCE N46(degree)00'00"E ALONG SAID LINE 4-3 A DISTANCE OF 250.48 FEET TO CORNER NO. 3; THEN N90(degree)00'00"W ALONG LINE 3-2 OF SAID SILVER LODE A DISTANCE OF 215.98 FEET TO CORNER NO. 2;
     THENCE N61(degree)45'04"W A DISTANCE OF 194.02 FEET TO CORNER NO. 3 OF THE GERTRUDE LODE, AS DESCRIBED IN BOOK 150 AT PAGE 405, GILPIN COUNTY RECORDS; THENCE N26(degree)55'09"W ALONG LINE 3-4 OF SAID GERTRUDE LODE A DISTANCE OF 149.86 FEET TO CORNER NO. 4;
     THENCE N45(degree)35'45"W A DISTANCE OF 80.09 FEET TO A POINT ON LINE 3-2 OF THE SOUTH JENNIE BLANCHE LODE, AS DESCRIBED IN BOOK C, PAGE 168, CITY OF BLACK HAWK RECORDS;
     THENCE N64(degree)00'00"E ALONG SAID LINE 3-2 A DISTANCE OF 750.00 FEET TO CORNER NO. 2;
     THENCE N26(degree)00'00"W ALONG LINE 2-1 OF SAID SOUTH JENNIE BLANCHE LODE A DISTANCE OF 52.58 FEET TO THE POINT OF BEGINNING.

---------------------

                                       AND

     TWO TRACTS OF LAND IN THE NE 1/4 OF THE SE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     VOID NO. 3: BOUNDED BY THE SHENANDOAH VALLEY LODE, THE JENNIE BLANCHE EXTENSION LODE, THE MOUNTAIN LION LODE, AND THE PETRIKIN LODE; BEGINNING AT A POINT FROM WHICH THE EAST 1/4 CORNER OF SAID SECTION 7 BEARS N65(degree)02'42"E A DISTANCE OF 473.31 FEET;
     THENCE S31(degree)45'00"E A DISTANCE OF 137.81 FEET;
     THENCE S64(degree)00'00"W A DISTANCE OF 16.93 FEET;
     THENCE N35(degree)13'00"W A DISTANCE OF 137.73 FEET;
     THENCE S90(degree)00'00"E A DISTANCE OF 1.38 FEET TO THE POINT OF BEGINNING; AND VOID NO. 4: BOUNDED BY THE MOUNTAIN LION LODE, THE DUMP SITE LODE, AND THE JENNIE BLANCHE EXTENSION LODE: BEGINNING AT A POINT FROM WHICH THE EAST 1/4 CORNER OF SAID SECTION 7 BEARS N38(degree)59'32"E A DISTANCE OF 497.85 FEET;
     THENCE S31(degree)45'00"E A DISTANCE OF 25.67 FEET;
     THENCE S51(degree)35'45"W A DISTANCE OF 5.64 FEET;
     THENCE N19(degree)45'00"W A DISTANCE OF 26.91 FEET TO THE POINT OF
     BEGINNING.

PARCEL JJ
---------

     THE SE 1/4 OF THE NE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M.; EXCEPTING THEREFROM ANY PORTION CONTAINED IN SURVEY NOS: 211 RADICAL LODE; 531 WHEELER LODE; 5173 LULU LODE; 291 COALEY LODE; 602 MAHASKA LODE; 82 GILPIN COUNTY LODE; 229 CHAMPION LODE; 5173 MOUNTAIN LION LODE; 928 LINDEN CASTLE LODE; BLACK JACK LODE; GALENA LODE; REPUBLIC LODE; SILVER DOLLAR LODE, LITTLE SILVER LODE AND A PARCEL CALLED THE PITRIKEN TRACT, IF ANY, AS EXCEPTED IN DEED RECORDED JUNE 17, 1935, IN BOOK 194 AT PAGE 484,
     AND EXCEPT ANY MINE OF GOLD, SILVER, CINNABAR OR COPPER OR TO ANY VALID MINING CLAIM OR POSSESSION HELD UNDER EXISTING LAWS, AS SHOWN IN PATENT TO THE CITY OF BLACK HAWK, RECORDED IN BOOK 56 AT PAGE 555 AND IN BOOK 62 AT PAGE 456, AND EXCEPT A TRACT OF LAND IN THE SE 1/4 OF THE NE 1/4 OF SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH P.M., CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, DESCRIBED AS FOLLOWS:
     BEGINNING AT THE NE CORNER OF THE SE 1/4 OF THE NE 1/4 OF SECTION 7;
     THENCE S02(degree)43'41"W ALONG THE EAST LINE OF SAID SE 1/4 A DISTANCE OF
     885.11 FEET;
     THENCE S90(degree)00'00"W A DISTANCE OF 300.00 FEET;
     THENCE N31(degree)41'00"W A DISTANCE OF 1012.92 FEET TO A POINT ON THE NORTH LINE OF THE SE 1/4 OF THE NE 1/4 OF SECTION 7;
     THENCE N88(degree)01'24"E ALONG SAID NORTH LINE A DISTANCE OF 785.13 FEET TO THE POINT OF BEGINNING CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO.

PARCEL KK
---------

     THE SILVER DOLLAR LODE, AS DESCRIBED IN LOCATION CERTIFICATE RECORDED AUGUST 5, 1895, IN BOOK 124 AT PAGE 484, CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL LL
---------

     THE CHICAGO LODE, AS DESCRIBED IN DEED RECORDED AUGUST 19, 1901, IN BOOK 150 AT PAGE 403, EXCLUSIVE OF ANY LAND CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO DECEMBER 15, 1899, AS EXCLUDED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL MM
---------

     THE SILVER DIME LODE, AS DESCRIBED IN DEED RECORDED AUGUST 19, 1901, IN BOOK 150 AT PAGE 404, EXCLUSIVE OF ANY LAND CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO DECEMBER 15, 1899, AS EXCLUDED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

PARCEL NN
---------

     THE GERTRUDE LODE, AS DESCRIBED IN DEED RECORDED AUGUST 19, 1901, IN BOOK 150 AT PAGE 405, EXCLUSIVE OF ANY LAND CONVEYED BY THE CITY OF BLACK HAWK PRIOR TO DECEMBER 15, 1899, AS EXCLUDED IN SAID DEED,
     CITY OF BLACK HAWK,
     COUNTY OF GILPIN, STATE OF COLORADO

                                     ANNEX A

             (Attached to and forming a part of the Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment
   of Rents, Leases and Leasehold Interests, dated as of March 14, 2000 to the
             Public Trustee of the County of Gilpin, Colorado, from
          Windsor Woodmont Black Hawk Resort Corp., for the benefit of
                           SunTrust Bank, as Trustee)

                                  DEFINED TERMS
                                  -------------

     "Black Hawk Casino" means the project to develop, construct, equip and operate the Black Hawk Casino by Hyatt and related entities as described in the Offering Memorandum.

     "Business Day" means any day other than Saturday, Sunday or any other day on which banks in Denver, Colorado are permitted or required to be closed by law or any Governmental Authority.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means:

     (1)  in the case of a corporation, corporate stock;

     (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

     (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

     (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Collateral and Disbursement Agreement" means the Cash Collateral and Disbursement Agreement among the Company, the Trustee, Hyatt Gaming Management Inc., the Construction Escrow Agent, the Independent Construction Consultant and the Disbursement Agent in connection with the Black Hawk Casino.


     "Collateral Documents" means, collectively, the Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Rents, Leases and Leasehold Interests by the Company to the Public Trustee of Gilpin, Colorado, the Security Agreement by the Company in favor of the Trustee, the Assignments of Patent, Trademark and Copyright made by the Company in favor of the Trustee, the Collateral Assignments by the Company in favor of the Trustee, the Cash Collateral and Disbursement Agreement, the Pledge and Assignment by the Company in favor of the Trustee, the Manager Subordination Agreement, Uniform Commercial Code financing statements and fixture filings, and any other agreements,

--------------------------------------------------------------------------------
instruments, documents, pledges or filings that evidence, set forth or limit the Lien of the Trustee in the Collateral (as such terms are defined in the Indenture).

     "Construction Disbursement Accounts" has the meaning set forth in the Cash Collateral and Disbursement Agreement.

     "Construction Disbursement Budget" has the meaning set forth in the Cash Collateral and Disbursement Agreement.

     "Construction Escrow Agent" means the construction escrow agent retained in connection with the construction of the Black Hawk Casino, or any successor construction escrow agent appointed by the Trustee pursuant to the terms of the Cash Collateral and Disbursement Agreement.

     "Deed of Trust" has the meaning given in the introductory paragraph. "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. "Disbursement Agent" means Norwest Bank Minnesota, N.A., as disbursement agent.

     "Event of Default" shall have the meaning given in the Indenture.

     "FF&E" means furniture, fixtures or equipment used in the ordinary course of the business of the Company and its Subsidiaries.

     "FF&E Financing" means the incurrence of Indebtedness, the proceeds of which are utilized solely to finance or refinance the acquisition of (or entry into a capital lease by the Company or a Subsidiary with respect to) FF&E.


     "Final Plans" with respect to any particular work or improvement means Plans which (i) have received final approval from all governmental authorities required to approve such Plans prior to completion of the work or improvements and (ii) contain sufficient specificity to permit the completion of the work or improvement.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

     "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government, any foreign government, any state, province or city or other political subdivision or otherwise, whether now or hereafter in existence, including the Colorado Limited Gaming Commission and the Colorado Division of Gaming, and any other applicable gaming regulatory authority with

--------------------------------------------------------------------------------
authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Company or any of its respective Subsidiaries.

     "Gaming License" means any license, permit, franchise or other authorization from any Gaming Authority necessary on the date of the Indenture or at any time thereafter to own, lease, operate or otherwise conduct the business of the Company or any of its Wholly Owned Restricted Subsidiaries.

     "Governmental Authority" means any nation or government, any state, municipality or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation the Colorado Division of Gaming and the Colorado Limited Gaming Control Commission.

     "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including without limitation by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

     "Holders" means the record holders from time to time of the Notes.

     "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of:

     (1)  borrowed money;

     (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

     (3)  banker's acceptances;

     (4)  representing Capital Lease Obligations; or

     (5) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any indebtedness of any other Person.

--------------------------------------------------------------------------------

     The amount of any Indebtedness outstanding as of any date shall be:

     (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

     (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "Independent Construction Consultant" means the independent construction consultant retained in connection with the construction of the Black Hawk Casino, or any successor independent construction consultant appointed by the Trustee pursuant to the terms of the Cash Collateral and Disbursement Agreement.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

     "Liquidated Damages" means all liquidated damages then owing pursuant to the Registration Rights Agreement.

     "Liquor License" means any license, permit, franchise or other authorization from any Liquor Licensing Authority necessary on the date of the Indenture or at any time thereafter to own, lease, operate or otherwise conduct the retail, restaurant or other entertainment facilities of the Company or any of its Wholly Owned Restricted Subsidiaries in the manner described in the Offering Memorandum.

     "Liquor Licensing Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government, any foreign government, any state, province or city or other political subdivision or otherwise, whether now or hereafter in existence, including the Colorado Liquor Enforcement Division and the City of Black Hawk Liquor Licensing Authority and any other applicable liquor licensing regulatory authority with authority to regulate any Liquor Licensed operation (or proposed Liquor Licensed operation) owned, managed or operated by the Company or any of its respective Subsidiaries.

     "Manager Subordination Agreement" means the Subordination Non-Disturbance and Attornment Agreement dated as of the date of the Indenture among the Company and the Trustee.

     "Minimum Facilities" means, with respect to the Black Hawk Casino, a casino which has in operation at least 1,200 slot machines and related amenities (including a restaurant, a bar and an entertainment area) and has parking for at least 800 vehicles.

     "Obligations" shall have the meaning attributed to it in Section 1.3.

--------------------------------------------------------------------------------

     "Offering Memorandum" means the Offering Memorandum of U.S. Bancorp Libra dated March 14, 2000.

     "Operating" means, with respect to the Black Hawk Casino, the first time that:

     (1) all Gaming Licenses have been granted and have not been revoked or suspended;

     (2) all Liens (other than Liens created by the Collateral Documents or Permitted Liens) related to the development, construction and equipping of, and beginning operations at, the Black Hawk Casino have been discharged or, if payment is not yet due or if such payment is contested in good faith by the Company, sufficient funds remain in the Construction Disbursement Account to discharge such Liens and the Company has taken any action (including the institution of legal proceedings) necessary to prevent the sale of any or all of the Black Hawk Casino or the real property on which the Black Hawk Casino will be constructed;

     (3) the Independent Construction Consultant, the general contractor and the architect of the Black Hawk Casino shall deliver a certificate to the Trustee certifying that the Black Hawk Casino is substantially complete in all material respects in accordance with the Final Plans with respect to the Minimum Facilities and all applicable building and other laws, ordinances and regulations;

     (4) the Black Hawk Casino is in a condition (including installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business;

     (5) the Minimum Facilities are open to the general public and operating in accordance with applicable law;

     (6) a permanent or temporary certificate of occupancy has been issued for the Black Hawk Casino by the appropriate governmental authorities; and

     (7)  a notice of completion of the Black Hawk Casino has been recorded.

     "Operating Deadline" means December 31, 2001.

     "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of the Indenture. The counsel may be an employee of or counsel to either the Issuers or the Trustee.


     "Permitted Dispositions" means the sale, transfer, lease or other disposition of assets in the Trust Property, in the ordinary course of business, of inventory held in the ordinary course of business and other sales, transfers, or other dispositions of assets in the Trust Property in the ordinary course of business; provided that all provisions of the Indenture are complied with.

--------------------------------------------------------------------------------

     "Permitted Liens" means:

     (1) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any [Wholly Owned Restricted Subsidiary] of the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or any Wholly Owned Restricted Subsidiary;

     (2) Liens on property existing at the time of acquisition thereof by the Company or any [Wholly Owned Restricted Subsidiary] of the Company (other than materials, supplies or FF&E acquired in connection with developing, constructing or equipping of, or commencing operations at, the Black Hawk Casino), provided that such Liens were in existence prior to the contemplation of such acquisition;

     (3) Liens existing on the date of the Indenture and previously disclosed to the Trustee in writing;

     (4) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by an appropriate process of law; provided that (a) a reserve or other appropriate provision as shall be required by GAAP shall have been made therefor and (b) with respect to such Liens arising in connection with the Black Hawk Casino, the Company has obtained any title insurance endorsements required by, and has otherwise complied with the provisions relating thereto contained in, the Cash Collateral and Disbursement Agreement;

     (5) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

     (6)  Liens securing obligations in respect of the Indenture or the Notes;

     (7)  Liens on FF&E to secure Indebtedness permitted by the Indenture;

     (8) pledges or deposits in the ordinary course of business to secure lease obligations or nondelinquent obligations under workers' compensation, unemployment insurance or similar legislation; and

     (9) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business or assets of the Company or any Subsidiary incurred in the ordinary course of business.

--------------------------------------------------------------------------------

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

     "Plans" means the plans, specifications, working drawings, change orders, correspondence and related items that collectively:

     (1) provide for and detail the manner of development, construction and equipping of the Black Hawk Casino;

     (2) call for construction which will permit the Black Hawk Casino to be Operating on or prior to the Operating Deadline;

     (3) call for construction which will cause the Black Hawk Casino to be Operating for a total cost consistent with its Construction Disbursement Budget (as defined in the Cash Collateral and Disbursement Agreement) and the line items set forth therein;

     (4) to the extent such Plans are amended, in the reasonable, professional judgment of the Independent Construction Consultant, continue to represent a logical evolution consistent with previous Plans; and

     (5) together with any amendments, are consistent with the description of the Black Hawk Casino contained in the Offering Circular, and are consistent with all governmental approvals and requirements, including without limitation the Black Hawk Building Department, Historical Architecture Review Commission and Gaming Authorities.

     "Project" means the Black Hawk Casino as described in the Offering Memorandum, as the Plans may be amended pursuant to the Collateral Documents and the Indenture, but excluding the Excluded Assets defined in Section 1.

     "Subsidiary" means, with respect to any specified Person:


     (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

     (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "Wholly Owned Restricted Subsidiary" of any specified Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares)

--------------------------------------------------------------------------------
shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

                                   * * * * *

--------------------------------------------------------------------------------

                                     ANNEX B
             (Attached to and forming a part of the Deed of Trust to
        Public Trustee, Security Agreement, Fixture Filing and Assignment
   of Rents, Leases and Leasehold Interests, dated as of March 14, 2000 to the
             Public Trustee of the County of Gilpin, Colorado, from
          Windsor Woodmont Black Hawk Resort Corp., for the benefit of
                           SunTrust Bank, as Trustee)

                                NOTICE PROVISION
                                ----------------

     All notices, requests, demands and other communications (each, a "Notice") required to be provided to the Contracting Party or the Trustee pursuant to this Consent shall be in writing and shall be delivered (i) in person, (ii) by certified U.S. mail, with postage prepaid and return receipt requested, or (iii) by overnight courier service at the following address:

                  If to the Trustor:
                  -----------------

                  Windsor Woodmont Black Hawk Resort Corp.
                  2231 Valdina Street
                  Dallas, Texas 75207
                  Attn: Mr. Daniel Robinowitz
                  Facsimile No.: (214) 630-1261

                  If to the Trustee:
                  -----------------

                  Gilpin County Public Trustee
                  P.O. Box 368
                  Central City, Colorado 80427
                  Attn: Public Trustee
                  Facsimile No.: (303) 582-3086


                  If to the Beneficiary:
                  ---------------------

                  SunTrust Bank
                  225 East Robinson Street, Suite 250
                  Orlando, Florida 32801
                  Attn: Ms. Deborah L. Moreyra
                  Facsimile No.: (407) 237-5299

     All Notices sent by any party hereto shall be deemed to have been received by the party to whom such Notice is sent upon (i) delivery to the address of the recipient party, provided that such delivery is made prior to 5:00 p.m. (local time for the recipient party) on a Business Day, otherwise the following Business Day, or (ii) the attempted delivery of such Notice if (A) such

--------------------------------------------------------------------------------
recipient party refuses delivery of such Notice, or (B) such recipient party is no longer at such address, and such recipient party failed to provide the sending party with its current address pursuant to this Annex B. A party shall have the right to change their respective address for the purposes of this Annex B by providing a Notice of such change in address as required under this Annex B.


                                    * * * * *

--------------------------------------------------------------------------------